AFBA 5Star Funds℠

PROSPECTUS DATED JULY 31, 2009

AFBA
5 Star Funds

AFBA 5Star Mid Cap Value Fund

AFBA 5Star Small Cap Fund

AFBA 5Star Large Cap Growth Fund

AFBA 5Star Balanced Fund

AFBA 5Star Total Return Bond Fund

AFBA 5Star Science & Technology Fund

Advisory Series

Advisor Class Shares

Class C Shares

Institutional Series

Class I Shares

Shares of the Funds have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Prospectus dated July 31, 2009

AFBA 5Star Funds

MANAGER:

The Funds are managed by AFBA 5STAR INVESTMENT MANAGEMENT

COMPANY (THE “MANAGER”). The Manager selects a sub-adviser or sub-

advisers to manage each Fund’s investments on a daily basis.

UNDERWRITER:

PFPC DISTRIBUTORS, INC.

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Investment Objectives and Principal Investment Strategies

The investment objectives and the manner in which the Funds within AFBA 5Star Funds (the “Trust”) will pursue their objectives are set forth below.

The Manager manages the Funds’ investment process by recommending, evaluating and monitoring the Funds’ sub-advisers. For the AFBA 5Star Balanced Fund and the AFBA 5Star Small Cap Fund, the Manager employs a multi-manager strategy to manage each Fund’s assets by using more than one sub-adviser. A multi-manager strategy seeks to improve consistency of return over time by eliminating reliance on the results of a single sub-adviser. Therefore, the Manager has allocated Fund assets among multiple sub-advisers practicing distinct and complementary investment strategies. Because each sub-adviser selects securities that reflect its specific investment strategy, a multi-manager Fund may be more diversified than a Fund managed by a single sub-adviser.

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AFBA 5Star Mid Cap Value Fund — seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or “mid cap” companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $700 million and $8 billion at the time of purchase.

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AFBA 5Star Small Cap Fund — seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities issued by small capitalization or “small cap” companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2.5 billion at the time of purchase, or if the company’s market capitalization would place it in the lowest 20% of total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or traded on the NASDAQ system.

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AFBA 5Star Large Cap Growth Fund — seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in large cap growth equity securities that the sub-adviser believes offer the prospect of long-term capital appreciation. Large cap equity securities generally refer to companies in the Russell 1000® Growth Index, although the Fund may invest in securities not included in the Index. The sub-adviser generally intends to purchase securities of issuers with a market capitalization of $5 billion or more at the time of investment.

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AFBA 5Star Balanced Fund — seeks both long-term capital growth and current income. To pursue its investment objectives, the Fund invests in a blend of domestic common stocks, preferred stocks, convertible securities and core, high quality fixed income securities.

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AFBA 5Star Total Return Bond Fund — seeks current income with capital growth as a secondary objective. To pursue its investment objectives, the Fund, under normal circumstances, invests at least 80% of its net assets in fixed income securities.

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AFBA 5Star Science & Technology Fund — seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement and use of science and technology.

Market Capitalization: How much a company is considered to be worth. It equals the number of outstanding shares times the share price.

Each Fund’s principal investment strategies are described below:

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AFBA 5Star Mid Cap Value Fund — focuses on securities that are undervalued, but have favorable prospects for appreciation. Dreman Value Management, L.L.C.’s (“Dreman”) stock selection process encompasses screening for stocks of mid cap companies with below market price-to-earnings ratios that are financially solid and comparisons of the company’s stock price to its book value, cash flow and yield. Dreman analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. Dreman assembles the Mid Cap Value Fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

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AFBA 5Star Small Cap Fund — targets small cap companies. The Small Cap Fund’s assets are allocated to two sub-advisers: Scout Investment Advisors, Inc. (“Scout”) and The London Company (“London Co.”) as determined by the Manager.

For its portion of the Fund’s portfolio, Scout identifies smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. Scout then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

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With respect to London Co.’s portion of the Fund, London Co. utilizes a bottom-up approach in its security selection for the Fund and focuses on selecting securities of companies that are profitable, financially stable companies that consistently generate free cash flow and high returns on unleveraged operating capital, trade at rational valuations and are run by shareholder-oriented management.

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AFBA 5Star Large Cap Growth Fund — Marvin & Palmer Associates, Inc. (“Marvin & Palmer”) uses a proprietary relative price strength model and focused fundamental research as part of a three step investment process to identify large cap stocks that Marvin & Palmer believes have rising earnings expectations. First, Marvin & Palmer relies on a relative price strength model that is focused on long-term trends to analyze sectors and individual stocks based on relative price movement. Companies that can be categorized as having positive price strength, i.e. leading the benchmark, become the focus of fundamental analysis by the portfolio managers. Second, Marvin & Palmer uses fundamental analysis to evaluate particular sectors and stocks identified as having positive price strength based on the results of the relative price strength model. Marvin & Palmer analyzes growth trends and competitive dynamics, including an analysis of the outlook for prices, costs, and volumes for the industry’s key players. At the company level, Marvin & Palmer looks for superior, sustainable long-term growth. Marvin & Palmer evaluates three primary factors to predict the long-term growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the company, the company’s competitive advantage and the company’s key competitors), management quality and balance sheet quality (for example, sufficient internal capital generation to grow the company and risk of bankruptcy). Third, Marvin & Palmer applies the results of steps one and two to construct the Fund’s portfolio by setting sector allocations and selecting stocks. No stock can be purchased unless it has passed the first two steps of the investment process. Marvin & Palmer uses a target range of stocks (35-55) and a minimum position size of 0.25% of the Fund’s portfolio for each portfolio security purchased. The Fund may participate as a purchaser in initial public offerings of securities (an “IPO”). An IPO is a company’s first offering of stock to the public. The Fund may also purchase securities of unseasoned issuers.

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AFBA 5Star Balanced Fund — invests in a combination of domestic common stocks, preferred stocks, convertible securities and high quality domestic corporate, agency and governmental bonds. The Fund may also invest in mortgage-backed securities, asset-backed securities and Yankee bonds. The Fund may invest up to 10% of its assets in high yield bonds (commonly known as “junk bonds”). The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The approach of both sub-advisers of the Fund places a focus on seeking downside protection. The Fund expects to change its allocation mix over time based on the Manager’s view of economic conditions and underlying security values. Under normal circumstances, the Manager will allocate at least 25% of the Fund’s assets to a sub-adviser to be invested in equity securities and at least 25% to a sub-adviser to be invested in debt securities. Many of the Fund’s common stock investments are expected to pay dividends.

The London Co. manages the equity portion of the Fund’s portfolio and Financial Counselors, Inc. (“FCI”) manages the fixed income portion of the Fund’s portfolio. London Co. utilizes a bottom-up approach in its security selection for the equity segment of the Fund and focuses on selecting securities of companies that have demonstrated market dominance, have low business risk, continue to have solid long-term growth prospects and have averaged 15% or greater internal growth. In addition, London Co. further makes determinations regarding stock selection by considering companies that have shareholder-oriented management that have a history of aligning with shareholder interest through stock incentives, insider buying and corporate buy-backs. FCI will use its core fixed income philosophy to manage the fixed income segment of the Fund. FCI’s core fixed income philosophy focuses on higher quality, intermediate term fixed income securities that can produce attractive results for investment with a focus on downside protection. FCI applies a reasoned approach to fixed income management which is based on continuous analysis and assessment of the variables that influence bond prices. FCI will use this proprietary approach that combines economic momentum, inflationary expectations and technical factors to evaluate interest rate changes in order to manage the duration of the portfolio in an effort to mitigate risk and maximize total return.

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AFBA 5Star Total Return Bond Fund — invests primarily in domestic investment grade corporate, agency and governmental bonds. The Fund may also invest in mortgage-backed securities, asset-backed securities and Yankee bonds. The Fund may invest up to 10% of its assets in high yield bonds (commonly known as “junk bonds”). FCI will use its core fixed income philosophy to manage the fixed income segment of the Fund. FCI’s core fixed income philosophy focuses on higher quality, intermediate term fixed income securities that can produce attractive results for investment with a focus on downside protection. FCI applies a reasoned approach to fixed income management which is based on continuous analysis and assessment of the variables that influence bond prices. FCI will use this proprietary approach that combines economic

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momentum, inflationary expectations and technical factors to evaluate interest rate changes in order to manage the duration of the portfolio in an effort to mitigate risk and maximize total return.

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AFBA 5Star Science & Technology Fund — selects stocks that Scout believes have prospects for above-average earnings growth based on intensive fundamental research. Portfolio holdings can range across all market capitalizations of companies that are active in the development, production or distribution of products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from specific technological advances. The Fund focuses on technology and healthcare-related companies which, in Scout’s opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by Scout. Some of the industries likely to be represented in the Fund’s portfolio are:

•	Electronics, including hardware, software and components;

•	Communications;

•	E-commerce;

•	Information;

•	Media;

•	Life sciences and healthcare;

•	Environmental services;

•	Chemicals and synthetic materials; and

•	Defense and aerospace.

Investment Style and Turnover — The sub-advisers, other than the sub-advisers of the Large Cap Growth Fund and Small Cap Fund, normally do not engage in active or frequent trading of the Funds’ investments. Instead, to reduce turnover of the Funds’ holdings, each sub-adviser’s general strategy is to purchase securities for the Funds based upon what the sub-adviser believes are long-term trends. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains.

With respect to the Large Cap Growth and the Small Cap Funds, the sub-advisers may engage in active and frequent trading, resulting in higher portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains (possibly including short-term capital gains which are taxed at the same rate as ordinary dividends), increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds’ performance.

A sub-adviser may sell a Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments — The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue or achieve its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

Investment Objective and Policy Changes — The investment objectives and policies described above indicate how the Funds are managed. Each Fund’s investment objective is non-fundamental, which means it may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund (except the AFBA 5Star Balanced Fund) will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets in the types of securities set forth above in each Fund’s 80% policy.

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Principal Risk Factors

Diversification: A technique to reduce the risks inherent in any investment by investing in a broad range of securities from different industries, locations or asset classes.

Market Risks — Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star Total Return Bond Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.

A Fund’s success depends largely on a sub-adviser’s ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in “favor.”

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Debt Risks — The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond’s maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Risks — The AFBA 5Star Balanced and AFBA 5Star Total Return Bond Funds may invest a small portion of their assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

International Risks — International investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility.

All of the Funds may gain international exposure by investing in American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges. The AFBA 5Star Balanced Fund and the AFBA 5Star Total Return Bond Fund may also invest in Yankee bonds. The Funds do not intend to buy securities of foreign companies directly through foreign stock exchanges. ADRs are typically certificates that are publicly traded in the United States and represent ownership in underlying foreign securities. Investing in foreign companies, even indirectly through ADRs or Yankee bonds, may involve the same inherent foreign risks, as described above. These risks can increase the potential for losses in the Fund.

Mid Cap Company Risks — The AFBA 5Star Mid Cap Value Fund invests primarily in mid cap companies. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company’s stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund’s sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.

Small Cap Company Risks — The AFBA 5Star Small Cap Fund invests primarily in small cap companies. The AFBA 5Star Mid Cap Value Fund may also invest in small cap companies. Investments in small cap companies often involve greater risks than investing in large cap companies. These companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in these Funds may be more suitable for long-term investors who can bear the risk of these fluctuations. The Funds tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Funds want to sell a large quantity of a small cap company’s stock it may have to sell at a lower price than the sub-advisers might prefer, or it may have to sell in small quantities over a period of time. The Funds’ sub-advisers try to minimize this risk by investing in stocks that are readily bought and sold.

Large Cap Company Risks — The AFBA 5Star Large Cap Growth Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.

Sector Risks — The AFBA 5Star Science & Technology Fund is focused on science and technology related industries; thus it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Small Cap Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services

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that first appear promising may not prove commercially successful or may become obsolete. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Small Cap Fund, to the extent it focuses on technology related industries, may be more volatile than a fund that does not invest significantly in technology related industries.

Mortgage-Backed and Asset-Backed Securities Risks — The AFBA 5Star Balanced Fund and AFBA 5Star Total Return Bond Fund invest in mortgage-backed and asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Funds may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund’s share price and income distribution.

IPO Risks — The AFBA 5Star Large Cap Growth Fund, AFBA 5Star Balanced Fund and AFBA 5Star Total Return Bond Fund may invest in IPOs. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund. As the fund’s assets grow, the effect of the fund’s investments in IPOs on the fund’s performance probably will decline, which could reduce the fund’s performance. Because of the price volatility of IPO shares, the Funds may choose to hold IPO shares for a very short period of time, which may increase the turnover of the Funds’ portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. In addition, the Funds’ sub-advisers cannot guarantee continued access to IPOs.

More Information About the Funds’ Investments — The Funds’ Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

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Past Performance

The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class I Shares of each Fund for each full calendar year since commencement of operations. The tables show Class I, Advisor Class and Class C Shares’ average annual total returns for certain periods compared with those of relevant, widely recognized benchmarks. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of each Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the return after taxes on distributions and sale of Fund shares may be higher than the return before taxes and the return after taxes on distributions. The calculation of return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss. After-tax returns shown are for Class I Shares; after-tax returns for Advisor Class Shares and Class C Shares will vary. A Fund’s past performance (both before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

Different classes of shares of the same Fund will generally have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the Class I, Advisor Class and Class C Shares will differ from each other to the extent that the classes have different expenses (including Rule 12b-1 and shareholder service fees) or sales charges. The returns shown in the bar charts do not reflect any sales charges. If sales charges were reflected, returns for the Advisor Class and Class C Shares would be less than those shown.

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AFBA 5Star Mid Cap Value Fund

Annual Total Return as of December 31 of Each Year (Class I)

Year-to-Date Return as of June 30, 2009 = 0.94%

Best Quarter: Quarter Ended June 30, 2003 = 22.91%

Worst Quarter: Quarter Ended December 31, 2008 = -19.63%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 years or lifetime[1]

AFBA 5Star Mid Cap Value Fund
Class I return before taxes	-29.78%	0.28%	2.47%
Class I return after taxes on distributions	-30.18%	-1.32%	1.24%
Class I return after taxes on distributions and sale of Fund shares[2]	-19.36%	0.31%	2.18%
Advisor Class return before taxes	-33.74%	-1.07%	1.37%
Class C return before taxes	-31.10%	-0.69%	1.47%

Lipper Mid Cap Fund Index (reflects no deduction for fees, expenses or taxes)[3]	-41.69%	-2.22%	-0.84%

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)[4]	-32.27%	-0.41%	1.63%

[1]	Lifetime returns are shown because the Fund has existed for less than 10 years. Inception date of the Fund = May 1, 2002.

[2]

In some cases, the “Class I return after taxes on distributions and sale of Fund shares” is higher than the “Class I return before taxes” and/or the “Class I return after taxes on distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations. In particular, an actual individual investor may have difficulty realizing tax benefits from a loss on sale of fund shares that equal the amounts assumed in the above hypothetical calculation of “Class I return after taxes on distributions and sale of Fund shares” for the 1 Year period. For individual taxpayers, capital losses can only be used to offset capital gains aside from a limited amount ($1,500 or $3,000 per year, depending on an individual’s filing status) of net capital loss that can be used to offset ordinary income. Thus, for an actual individual investor, a substantial portion of the short-term capital losses assumed in the above hypothetical calculation might actually be absorbed as an offset to the investor’s long-term capital gains, resulting in a substantially lower effective rate of tax savings, or a substantial portion of the tax benefits from any such losses might be deferred for a number of years or never realized at all, if the investor’s capital losses from this and other investments exceed the investor’s capital gains.

[3]

The Lipper Mid Cap Fund Index is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index. These funds have latitude with respect to the valuations (price-to-earnings, price-to-book, and three-year earnings growth) of the securities in their portfolio and may alter their portfolio style over time. The performance of the Lipper Mid Cap Fund Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

[4]

The Russell 2500 Value Index measures the performance of companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The performance of the Russell 2500 Value Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

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AFBA 5Star Small Cap Fund

Annual Total Return as of December 31 of Each Year (Class I)

Year-to-Date Return as of June 30, 2009 = 9.81%

Best Quarter: Quarter Ended June 30, 2003 = 30.88%

Worst Quarter: Quarter Ended December 31, 2008 = -23.61%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 years or lifetime[1]

AFBA 5Star Small Cap Fund
Class I return before taxes	-41.86%	-3.33%	1.79%
Class I return after taxes on distributions	-42.07%	-4.49%	0.93%
Class I return after taxes on distributions and sale of Fund shares[2]	-27.21%	-2.22%	1.97%
Advisor Class return before taxes	-45.16%	-4.65%	0.74%
Class C return before taxes	-42.97%	-4.27%	0.80%

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)[3]	-38.33%	-2.29%	0.23%

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses or taxes)[4]	-37.35%	-1.18%	-1.47%

[1]	Lifetime returns are shown because the Fund has existed for less than 10 years. Inception date of the Fund = October 15, 2001.

[2]

The “Class I return after taxes on distributions and sale of Fund shares” is higher than the “Class I return before taxes” and the “Class I return after taxes on distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations. In particular, an actual individual investor may have difficulty realizing tax benefits from a loss on sale of fund shares that equal the amounts assumed in the above hypothetical calculation of “Class I return after taxes on distributions and sale of Fund shares” for the 1 Year period. For individual taxpayers, capital losses can only be used to offset capital gains aside from a limited amount ($1,500 or $3,000 per year, depending on an individual’s filing status) of net capital loss that can be used to offset ordinary income. Thus, for an actual individual investor, a substantial portion of the short-term capital losses assumed in the above hypothetical calculation might actually be absorbed as an offset to the investor’s long-term capital gains, resulting in a substantially lower effective rate of tax savings, or a substantial portion of the tax benefits from any such losses might be deferred for a number of years or never realized at all, if the investor’s capital losses from this and other investments exceed the investor’s capital gains.

[3]

The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The performance of the Russell 2000 Growth Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

[4]

The Lipper Small Cap Fund Index is comprised of the top 25-30 managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

7

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AFBA 5Star Large Cap Growth Fund

Annual Total Return as of December 31 of Each Year (Class I)

Year-to-Date Return as of June 30, 2009 = -2.48%

Best Quarter: Quarter Ended December 31, 1999 = 19.48%

Worst Quarter: Quarter Ended December 31, 2008 = -23.18%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 years or lifetime[1]

AFBA 5Star Large Cap Growth Fund
Class I return before taxes	-45.80%	-2.74%	1.17%
Class I return after taxes on distributions	-45.80%	-3.42%	0.72%
Class I return after taxes on distributions and sale of Fund shares[2]	-29.77%	-1.91%	1.18%
Advisor Class return before taxes	-48.88%	-4.05%	-0.05%
Class C return before taxes	-46.89%	-3.71%	-0.03%

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)[3]	-38.07%	-3.29%	-5.19%

[1]

Lifetime returns are shown for the Fund’s Class C Shares because they have existed for less than 10 years. Inception date of C Shares = September 24, 2001. The index return for the lifetime of Class C Shares is: -2.47%.

[2]

In some cases, the “Class I return after taxes on distributions and sale of Fund shares” is higher than the “Class I return before taxes” and/or the “Class I return after taxes on distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations. In particular, an actual individual investor may have difficulty realizing tax benefits from a loss on sale of fund shares that equal the amounts assumed in the above hypothetical calculation of “Class I return after taxes on distributions and sale of Fund shares” for the 1 Year period. For individual taxpayers, capital losses can only be used to offset capital gains aside from a limited amount ($1,500 or $3,000 per year, depending on an individual’s filing status) of net capital loss that can be used to offset ordinary income. Thus, for an actual individual investor, a substantial portion of the short-term capital losses assumed in the above hypothetical calculation might actually be absorbed as an offset to the investor’s long-term capital gains, resulting in a substantially lower effective rate of tax savings, or a substantial portion of the tax benefits from any such losses might be deferred for a number of years or never realized at all, if the investor’s capital losses from this and other investments exceed the investor’s capital gains.

[3]

The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index based on market capitalization. The performance of the Russell 1000 Growth Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

8

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AFBA 5Star Balanced Fund

Annual Total Return as of December 31 of Each Year (Class I)

Year-to-Date Return as of June 30, 2009 = 1.40%

Best Quarter: Quarter Ended June 30, 2003 = 13.50%

Worst Quarter: Quarter Ended December 31, 2008 = -13.59%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 years or lifetime[1]

AFBA 5Star Balanced Fund
Class I return before taxes	-20.73%	3.86%	4.70%
Class I return after taxes on distributions	-21.86%	1.98%	3.01%
Class I return after taxes on distributions and sale of Fund shares[2]	-13.26%	2.70%	3.28%
Advisor Class return before taxes	-25.28%	2.46%	5.06%
Class C return before taxes	-22.27%	2.84%	5.01%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	-36.47%	-2.12%	-1.36%

Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)[4]	-26.18%	0.12%	1.53%

[1]

Lifetime returns are shown for the Fund’s Class C Shares because they have existed for less than 10 years. Inception date of C Shares = September 24, 2001. The S&P 500 Index and Lipper Balanced Fund Index returns for the lifetime of Class C Shares are -0.10% and 1.92%, respectively.

[2]

In some cases, the “Class I return after taxes on distributions and sale of Fund shares” is higher than the “Class I return before taxes” and/or the “Class I return after taxes on distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations. In particular, an actual individual investor may have difficulty realizing tax benefits from a loss on sale of fund shares that equal the amounts assumed in the above hypothetical calculation of “Class I return after taxes on distributions and sale of Fund shares” for the 1 Year period. For individual taxpayers, capital losses can only be used to offset capital gains aside from a limited amount ($1,500 or $3,000 per year, depending on an individual’s filing status) of net capital loss that can be used to offset ordinary income. Thus, for an actual individual investor, a substantial portion of the short-term capital losses assumed in the above hypothetical calculation might actually be absorbed as an offset to the investor’s long-term capital gains, resulting in a substantially lower effective rate of tax savings, or a substantial portion of the tax benefits from any such losses might be deferred for a number of years or never realized at all, if the investor’s capital losses from this and other investments exceed the investor’s capital gains.

[3]

The S&P 500 Index is a capitalization-weighted index of 500 large capitalization stocks that is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

[4]

The Lipper Balanced Fund Index is an unmanaged index and includes the 30 largest mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio of the funds in the index ranges around 60%/40%. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

9

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AFBA 5Star Total Return Bond Fund

Annual Total Return as of December 31 of Each Year (Class I)

Year-to-Date Return as of June 30, 2009 = 3.64%

Best Quarter: Quarter Ended June 30, 2003 = 8.51%

Worst Quarter: Quarter Ended December 31, 2008 = -6.27%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 years or lifetime[1]

AFBA 5Star Total Return Bond Fund
Class I return before taxes	0.80%	4.44%	6.38%
Class I return after taxes on distributions	-0.70%	2.51%	3.72%
Class I return after taxes on distributions and sale of Fund shares[2]	0.50%	2.81%	3.87%
Advisor Class return before taxes	-3.31%	3.39%	5.69%
Class C return before taxes	-1.31%	3.39%	5.44%

Barclays Capital Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)[3]	5.08%	4.21%	5.43%

[1]

Lifetime returns are shown for the Fund’s Class C Shares because they have existed for less than 10 years. Inception date of Class C Shares = September 24, 2001. The index return for the lifetime of Class C Shares is 4.85%.

[2]

In some cases, the “Class I return after taxes on distributions and sale of Fund shares” is higher than the “Class I return after taxes on distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations. In particular, an actual individual investor may have difficulty realizing tax benefits from a loss on sale of fund shares that equal the amounts assumed in the above hypothetical calculation of “Class I return after taxes on distributions and sale of Fund shares” for the 1 Year period. For individual taxpayers, capital losses can only be used to offset capital gains aside from a limited amount ($1,500 or $3,000 per year, depending on an individual’s filing status) of net capital loss that can be used to offset ordinary income. Thus, for an actual individual investor, a substantial portion of the short-term capital losses assumed in the above hypothetical calculation might actually be absorbed as an offset to the investor’s long-term capital gains, resulting in a substantially lower effective rate of tax savings, or a substantial portion of the tax benefits from any such losses might be deferred for a number of years or never realized at all, if the investor’s capital losses from this and other investments exceed the investor’s capital gains.

[3]

The Barclays Capital Intermediate U.S. Government/Credit Index (the “Barclays Index”) measures the performance of U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year. In addition, the securities must have $250 million or more of outstanding face, and must be fixed rate and non-convertible. The performance of the Barclays Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

10

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AFBA 5Star Science & Technology Fund

Annual Total Return as of December 31 of Each Year (Class I)

Year-to-Date Return as of June 30, 2009 = 17.19%

Best Quarter: Quarter Ended June 30, 2003 = 29.29%

Worst Quarter: Quarter Ended June 30, 2002 = -30.93%

Average Annual Total Returns for the periods ended December 31, 2008

	1 Year	5 Years	10 years or lifetime[1]

AFBA 5Star Science & Technology Fund
Class I return before taxes	-36.53%	-1.82%	0.57%
Class I return after taxes on distributions	-36.53%	-2.45%	0.12%
Class I return after taxes on distributions and sale of shares[2]	-23.74%	-1.46%	0.54%
Advisor Class return before taxes	-40.18%	-3.14%	-0.45%
Class C return before taxes	-37.81%	-2.77%	-0.41%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	-36.47%	-2.12%	-0.10%

Lipper Science & Technology Fund Index (reflects no deduction for fees, expenses or taxes)[4]	-44.10%	-5.23%	-1.47%

[1]	Lifetime returns are shown because the Fund has existed for less than 10 years. Inception date of the Fund = October 12, 2001.

[2]

In some cases, the “Class I return after taxes on distributions and sale of Fund shares” is higher than the “Class I return before taxes” and/or the “Class I return after taxes on distributions” because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculation assumes that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations. In particular, an actual individual investor may have difficulty realizing tax benefits from a loss on sale of fund shares that equal the amounts assumed in the above hypothetical calculation of “Class I return after taxes on distributions and sale of Fund shares” for the 1 Year period. For individual taxpayers, capital losses can only be used to offset capital gains aside from a limited amount ($1,500 or $3,000 per year, depending on an individual’s filing status) of net capital loss that can be used to offset ordinary income. Thus, for an actual individual investor, a substantial portion of the short-term capital losses assumed in the above hypothetical calculation might actually be absorbed as an offset to the investor’s long-term capital gains, resulting in a substantially lower effective rate of tax savings, or a substantial portion of the tax benefits from any such losses might be deferred for a number of years or never realized at all, if the investor’s capital losses from this and other investments exceed the investor’s capital gains.

[3]

The S&P 500 Index is a capitalization-weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

[4]

The Lipper Science & Technology Fund Index is an unmanaged, equally-weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. There are currently 30 funds represented in this index. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

11

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Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Class I, Advisor Class or Class C Shares of each AFBA 5Star Fund. There are different share classes to allow you to maximize your potential return depending on your and your financial consultant’s current expectations for your investment in a Fund.

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AFBA 5Star Mid Cap Value Fund

AFBA 5Star Small Cap Fund

AFBA 5Star Large Cap Growth Fund

AFBA 5Star Balanced Fund

AFBA 5Star Total Return Bond Fund

AFBA 5Star Science & Technology Fund

Shareholder Fees (fees paid directly from your investment)	Class I		Advisor Class		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None		None		1.00%	[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None		None		None
Redemption Fee (as a percentage of amount redeemed for shares held less than 60 days payable to the Fund)	2.00%	[2]	2.00%	[2]	2.00%	[2]
Exchange Fee	None		None		None

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AFBA 5Star Mid Cap Value Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I		Advisor Class		Class C
Management Fees	0.80%		0.80%		0.80%
Distribution and Shareholder Service (12b-1) Fees	None		0.25%		1.00%
Other Expenses	1.62%		1.60%		1.59%

Total Annual Fund Operating Expenses	2.42%		2.65%		3.39%
Less Fee Reduction/Expense Payments[3]	(1.03%	)	(1.01%	)	(1.00%	)

Net Total Annual Fund Operating Expenses[3]	1.39%		1.64%		2.39%

12

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AFBA 5Star Small Cap Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I		Advisor Class		Class C
Management Fees	0.80%		0.80%		0.80%
Distribution and Shareholder Service (12b-1) Fees	None		0.25%		1.00%
Other Expenses	1.62%		1.55%		1.56%

Total Annual Fund Operating Expenses	2.42%		2.60%		3.36%
Less Fee Reduction/Expense Payments[3]	(1.03%	)	(0.96%	)	(0.97%	)

Net Total Annual Fund Operating Expenses[3]	1.39%		1.64%		2.39%

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AFBA 5Star Large Cap Growth Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I		Advisor Class		Class C
Management Fees	0.80%		0.80%		0.80%
Distribution and Shareholder Service (12b-1) Fees	None		0.25%		1.00%
Other Expenses	1.15%		1.13%		1.13%

Total Annual Fund Operating Expenses	1.95%		2.18%		2.93%
Less Fee Reduction/Expense Payments[3]	(0.67%	)	(0.65%	)	(0.65%	)

Net Total Annual Fund Operating Expenses[3]	1.28%		1.53%		2.28%

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AFBA 5Star Balanced Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I		Advisor Class		Class C
Management Fees	0.80%		0.80%		0.80%
Distribution and Shareholder Service (12b-1) Fees	None		0.25%		1.00%
Other Expenses	0.78%		0.79%		0.79%

Total Annual Fund Operating Expenses	1.58%		1.84%		2.59%
Less Fee Reduction/Expense Payments[3]	(0.50%	)	(0.51%	)	(0.51%	)

Net Total Annual Fund Operating Expenses[3]	1.08%		1.33%		2.08%

13

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AFBA 5Star Total Return Bond Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I		Advisor Class		Class C
Management Fees	0.80%		0.80%		0.80%
Distribution and Shareholder Service (12b-1) Fees	None		0.25%		1.00%
Other Expenses	1.09%		1.09%		1.09%

Total Annual Fund Operating Expenses	1.89%		2.14%		2.89%
Less Fee Reduction/Expense Payments[3]	(0.84%	)	(0.84%	)	(0.84%	)

Net Total Annual Fund Operating Expenses[3]	1.05%		1.30%		2.05%

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AFBA 5Star Science & Technology Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I		Advisor Class		Class C
Management Fees	0.80%		0.80%		0.80%
Distribution and Shareholder Service (12b-1) Fees	None		0.25%		1.00%
Other Expenses	2.16%		2.18%		2.14%

Total Annual Fund Operating Expenses	2.96%		3.23%		3.94%
Less Fee Reduction/Expense Payments[3]	(1.21%	)	(1.23%	)	(1.19%	)

Net Total Annual Fund Operating Expenses[3]	1.75%		2.00%		2.75%

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Fee Examples

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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AFBA 5Star Mid Cap Value Fund

	1 Year[4]	3 Years[4]	5 Years[4]	10 Years[4]
Class I	$142	$656	$1,197	$2,678
Advisor Class	$167	$728	$1,315	$2,909
Class C (assuming no redemption)	$242	$949	$1,679	$3,609
Class C (assuming complete redemption at end of period)[5]	$342	$949	$1,679	$3,609

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

14

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AFBA 5Star Small Cap Fund

	1 Year[4]	3 Years[4]	5 Years[4]	10 Years[4]
Class I	$142	$656	$1,197	$2,678
Advisor Class	$167	$717	$1,294	$2,863
Class C (assuming no redemption)	$242	$943	$1,667	$3,584
Class C (assuming complete redemption at end of period)[5]	$342	$943	$1,667	$3,584

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

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AFBA 5Star Large Cap Growth Fund

	1 Year[4]	3 Years[4]	5 Years[4]	10 Years[4]
Class I	$130	$547	$990	$2,221
Advisor Class	$156	$620	$1,110	$2,463
Class C (assuming no redemption)	$231	$846	$1,486	$3,206
Class C (assuming complete redemption at end of period)[5]	$331	$846	$1,486	$3,206

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

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AFBA 5Star Balanced Fund

	1 Year[4]	3 Years[4]	5 Years[4]	10 Years[4]
Class I	$110	$450	$813	$1,836
Advisor Class	$135	$529	$948	$2,117
Class C (assuming no redemption)	$211	$757	$1,330	$2,887
Class C (assuming complete redemption at end of period)[5]	$311	$757	$1,330	$2,887

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

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AFBA 5Star Total Return Bond Fund

	1 Year[4]	3 Years[4]	5 Years[4]	10 Years[4]
Class I	$107	$512	$943	$2,143
Advisor Class	$132	$589	$1,072	$2,406
Class C (assuming no redemption)	$208	$816	$1,449	$3,154
Class C (assuming complete redemption at end of period)[5]	$308	$816	$1,449	$3,154

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

15

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AFBA 5Star Science & Technology Fund

	1 Year[4]	3 Years[4]	5 Years[4]	10 Years[4]
Class I	$178	$675	$1,325	$3,068
Advisor Class	$203	$880	$1,582	$3,447
Class C (assuming no redemption)	$278	$1,092	$1,924	$4,082
Class C (assuming complete redemption at end of period)[5]	$378	$1,092	$1,924	$4,082

The above example is for comparison purposes only and is not a representation of the Fund’s actual expenses and returns, either past or future.

[1]	Class C Shares are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) only if they are redeemed within the first 12 months after purchase.

[2]

The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds. For more details, see the “How to Redeem Shares” section of this prospectus.

[3]

The Manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of AFBA 5Star Balanced, AFBA 5Star Large Cap Growth, AFBA 5Star Total Return Bond, AFBA 5Star Mid Cap Value, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds (excluding Rule 12b-1 and shareholder service fees) to 1.08%, 1.28%, 1.05%, 1.39%, 1.75% and 1.39%, respectively, for the period August 1, 2009 through July 31, 2010. Thereafter, the Manager may either renew or terminate these arrangements at any time. The Manager has also voluntarily agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of AFBA 5Star Balanced Fund to 0.99% (from 1.08%) effective as of February 2, 2009. The Manager may terminate this voluntary arrangement at any time. When a Fund’s assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The Manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

[4]

Please note that the Manager’s contractual fee reduction through July 31, 2010 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

[5]	Assumes deduction at redemption of maximum deferred sales charge.

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Portfolio Holdings

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at (888) 578-2733 and on the Funds’ website at www.afba.com.

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Manager and Sub-Advisers

AFBA 5Star Investment Management Company (the “Manager”), located at 909 N. Washington Street, Alexandria, VA 22314, a Virginia corporation, acts as the Funds’ investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing all investment and related administrative services for the Funds.

In carrying out its responsibilities, the Manager, by way of its Investment Management Committee establishes the overall investment strategy for the Funds to include Fund specific strategies based on financial market conditions and the needs of shareholders. The Investment Management Committee also establishes and manages the allocation of assets in those Funds that employ a multi manager strategy.

The Manager is a wholly-owned subsidiary of 5Star Financial LLC and, ultimately, a wholly-owned subsidiary of Armed Forces Benefit Association (“AFBA”), which was organized in 1947 to provide a variety of financial products for military families. As AFBA’s eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, financial planning and other related financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman

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of the Manager’s Board of Directors, as well as Chairman of the Board of Trustees of the Trust. Robert E. Morrison, Jr., serves as the President of the Trust and is a Trustee of the Trust. Mr. Morrison is also the Chief Executive Officer and Chief Investment Officer of the Manager.

The Manager, subject to appropriate approval, may from time to time engage the resources of sub-advisers to execute the strategy for any number of the Funds. It is the responsibility of the Manager to identify potential sub-advisers (each, a “Sub-Adviser,” and, collectively, the “Sub-Advisers”) and to review performance and adherence to compliance standards on an on-going basis. While each Sub-Adviser is expected to manage the day-to-day responsibility associated with the management of the assigned Fund, Management remains actively involved with the investment process for each Fund. The Manager has entered into Sub-Advisory Agreements with each Sub-Adviser on behalf of the respective Fund. The Sub-Advisers are responsible for, among other things: (1) executing investment decisions on behalf of the Funds consistent with the overall strategy of the Manager; (2) placing all orders for the purchase and sale of investments for the Funds; and (3) performing certain limited related administrative functions in connection therewith.

The following is a description of each Sub-Adviser and the portfolio managers who work with the Manager in the management of each Fund.

AFBA 5Star Mid Cap Value Fund,

Dreman, located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611-9725, manages the entire portfolio. Dreman had $3.7 billion in assets under management as of June 30, 2009.

The investment team managing the AFBA 5Star Mid Cap Value Fund is comprised of David N. Dreman, Mark Roach, E. Clifton Hoover, Jr. and F. James Hutchinson who are jointly and primarily responsible for the day-to-day management of the Fund. Each Dreman portfolio manager listed below has been a portfolio manager of the AFBA 5Star Mid Cap Value Fund since July 16, 2007.

David N. Dreman is Chairman, Chief Investment Officer and Founder of Dreman. He founded his first investment firm, Dreman Value Management, Inc. in 1977 and served as its President and Chairman until 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997. He has been a regular columnist for Forbes for over 27 years and he has made numerous presentations before groups such as the National Bureau of Economic Research, the Society of Quantitative Analysts, the Harvard Medical School, the Cambridge Center for Behavioral Studies, the Institute of Behavioral Finance, the Association of Investment Management and Research (AIMR), the National Financial Analysts Seminar and numerous other academic and professional groups. His research findings have also been published in the Financial Analysts Journal, The Journal of Investing and The Journal of Behavioral Finance.

E. Clifton Hoover, Jr. joined Dreman in 2006 as the co-Chief Investment Officer, Portfolio Manager and Managing Director. He brings over 20 years of experience in the investment management industry to Dreman and has built his career on the low P/E approach to investing, the center of the Dreman’s philosophy. Prior to joining Dreman, he was a Managing Director and Portfolio Manager at NFJ Investment Group from 1997 to 2006. Mr. Hoover also has experience from Credit Lyonnais where he was Vice President of Corporate Finance. He was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt and equity investments. He is a graduate of Texas Tech University where he received a Bachelor of Business in Finance as well as a Master’s degree in Finance.

Mark Roach joined Dreman in November of 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products and he brings over 14 years of industry experience to Dreman. Prior to joining Dreman he was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 to 2006. He has significant experience in working with institutions, pensions and endowments and is well known in consulting with the high net worth community. He served as a Securities Analyst from 1994 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

F. James Hutchinson is President and a Managing Director of Dreman. He has over 30 years experience in Finance and Trust/Investment Management with The Bank of New York prior to joining Dreman in October 2000. In addition to several senior corporate banking assignments, he was elected President of The Bank of New York (Delaware) in 1987 and president of the Bank of New York- NJ in 1995. He is a Portfolio Manager and a member of the Investment Policy Committee.

AFBA 5Star Small Cap Fund, Multi-Managed,

The London Co., located at 1801 Bayberry Court, Suite 301, Richmond, VA 23226, and Scout, located at 1010 Grand Boulevard, Kansas City, MO 64106, each serve as a sub-adviser to the Fund. The assets of the Fund’s portfolio are allocated to each sub-adviser as determined by the Manager.

The London Co. investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen M. Goddard, Jonathan T. Moody and J. Wade Stinnette, Jr., who are jointly and primarily responsible for the day-to-day management of the London Co.’s portion of the AFBA 5Star Small Cap Fund.

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Messrs. Goddard and Moody have each been a portfolio manager of the AFBA 5Star Small Cap Fund since July 16, 2007. Mr. Stinnette has been a portfolio manager of the AFBA 5Star Small Cap Fund since April 1, 2008. The London Co. had $942 million in assets under management as of June 30, 2009.

Stephen M. Goddard, CFA, is Managing Director and Founder of the London Co., and heads the London Co.’s Investment Committee. He has over 20 years of investment experience, beginning his career as an Analyst in 1985 for Scott & Stringfellow, followed by Senior Portfolio Management positions at CFB Advisory in 1988 and Flippin, Bruce & Porter in 1990. In 1993, he worked as the Chief Investment Officer for the Tredegar Trust Company until he founded the London Co. in early 1994. He is a Chartered Financial Analyst, member of the Richmond Society of Financial Analysts, and a former Board member of the Virginia Asset Management Investment Corporation.

Jonathan T. Moody is the Director of Research, Portfolio Manager, and a member of the London Co.’s Investment Committee. Prior to joining the London Co. in 2002, he founded Primary Research Group. Mr. Moody has over 17 years of investment experience. He started his career at Woodward and Associates in 1986, followed by Analyst/Portfolio Manager positions at Piedmont Capital and Crestar Asset Management (now Trusco) from 1997 to 1998. Mr. Moody also worked at BB&T Capital Markets from 1999 to 2001.

J. Wade Stinnette, Jr. is a Portfolio Manager and member of the London Co.’s Investment Committee. Mr. Stinnette joined the London Co. in April 2008. Mr. Stinnette, Jr. has over 22 years of investment experience, most of it spent at Wachovia Corporation where, as Senior Vice President and Investment Officer, he concentrated on institutional clients. He left Wachovia in 2002 to help form Tanglewood Asset Management, an employee owned, SEC registered advisory firm, which he and his partners sold, creating the opportunity to join the London Co. A 1980 graduate of Virginia Military Institute (“VMI”), Mr. Stinnette earned his B.A. in Chemistry (with distinction) and has performed graduate studies in business at James Madison University. He is Vice Chairman of the Board of Directors of VMI Research Laboratories, Inc. and has served as both Secretary and Treasurer of the CFA Society of South Carolina. Following graduation from VMI, Mr. Stinnette served six years as a Commissioned Officer in the United States Marine Corps.

The Scout investment team managing the AFBA 5Star Small Cap Fund is comprised of Thomas W. Laming and James R. McBride, who are both jointly and primarily responsible for the day-to-day management of Scout’s portion of the Fund and have been the Fund’s portfolio managers since July 16, 2007. TrendStar Advisors, LLC (“TrendStar”), a former sub-adviser to a portion of the AFBA 5Star Small Cap Fund, sold its mutual fund advisory business to Scout, a subsidiary of UMB Financial Corporation, on June 30, 2009. The Manager, therefore, recommended, and the Board approved, the appointment of Scout as sub-adviser to the Fund pursuant to an interim sub-advisory agreement between the Manager and Scout which took effect on July 1, 2009.

Thomas W. Laming is a member of the equity management team of Scout with over 17 years of investment experience, including positions in portfolio management and research. Prior to joining Scout, he was a co-founder and principal of TrendStar. Prior to co-founding TrendStar, he spent 10 years with Kornitzer Capital Management, Inc. as Senior Vice President and was the Buffalo Funds’ Chief Equity Strategist and Co-Lead Portfolio Manager for the Buffalo Small-Cap, Mid-Cap, Large-Cap, and USA Global Funds and the sole Manager of the Buffalo Science & Technology Fund. He was formerly a Technology Analyst with Waddell and Reed, and prior to entering investment management, he was a spacecraft design engineer with Martin Marietta (now Lockheed Martin) in Denver, Colorado, and with TRW (now Northrop Grumman) in Houston, Texas and Redondo Beach, California.

James R. McBride is a member of the equity management team of Scout with over 16 years of finance and investment experience. Prior to joining Scout, he was a co-founder and principal of TrendStar. Prior to co-founding TrendStar, he was with Kornitzer Capital Management, Inc. as a Vice President and Research Analyst for 3 years. Prior to joining Kornitzer Capital Management, Inc. he served as Project Manager in corporate finance with Agilent Technologies and Hewlett Packard. He is also a 1986 graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.

AFBA 5Star Large Cap Growth Fund,

Marvin & Palmer, located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801-1165, manages the entire portfolio. Marvin & Palmer had $5.6 billion in assets under management as of June 30, 2009.

The investment team managing the AFBA 5Star Large Cap Growth Fund is comprised of David Marvin, Stephen Marvin, Jay Middleton and Porter Schutt, who are jointly and primarily responsible for the day-to-day management of the Fund. Each Marvin & Palmer portfolio manager listed below has been a portfolio manager of the AFBA 5Star Large Cap Growth Fund since July 16, 2007.

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David Marvin, CFA is CEO, Chairman of the Board, Portfolio Manager and Principal of Marvin & Palmer and has been with Marvin & Palmer since he founded it with Stanley Palmer in 1986. He focuses on global equity investments and currencies and is a member of the Management Committee. Prior to starting Marvin & Palmer, Mr. Marvin served for 10 years as Vice President in charge of the $10 billion internally-managed DuPont Pension Fund. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified Services as the Head Portfolio Manager for IDS Stock Fund. IDS Stock Fund was the largest mutual fund in the United States at the time of Mr. Marvin's tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his M.B.A. from Northwestern University and his B.S. from the University of Illinois. He is a CFA charter holder and a member of the CFA Institute.

Stephen Marvin is a Portfolio Manager and Principal of Marvin & Palmer. He focuses on equity investments in the Americas. He joined Marvin & Palmer in 1994 as a Global Analyst and became a Portfolio Manager in 1997. Prior to joining Marvin & Palmer, he worked for Bear, Stearns & Company as a Corporate Finance Analyst. Mr. Marvin holds a B.A. from Carleton College.

Jay Middleton is a Portfolio Manager and Principal of Marvin & Palmer and has been with Marvin & Palmer since 1989. He focuses on equity investments in the Americas. He joined Marvin & Palmer as a Global Analyst and became a Portfolio Manager in 1992. Mr. Middleton holds a B.A. from Wesleyan University. He is a member of the Phi Beta Kappa Honor Society.

Porter Schutt is a Portfolio Manager and Principal of Marvin & Palmer. He focuses on equity investments in the Pacific Region and the U.S. He joined Marvin & Palmer in 2000 as an International Analyst and became a Portfolio Manager in 2001. Prior to joining Marvin & Palmer, he worked in Hong Kong for 8 years, most recently at Goldman Sachs (Asia) L.L.C. as a Vice President from 1996 to 2000. From 1992 to 1996 he worked as a Manager of Asian Equities Sales at Peregrine Brokerage Limited. He received his B.A. from the University of Virginia.

AFBA 5Star Balanced Fund, Multi-Managed,

The London Co. manages the Fund’s equity investments and FCI, located at 442 West 47th Street, Kansas City, MO 64110, manages the Fund’s fixed income investments.

The London Co. investment team managing the equity portion of the AFBA 5Star Balanced Fund’s portfolio is comprised of Stephen M. Goddard, Jonathan T. Moody and J. Wade Stinnette, Jr., who are jointly and primarily responsible for the day-to-day management of the London Co.’s portion of the AFBA 5Star Balanced Fund.

The respective biographical information of the portfolio managers of London Co. managing the AFBA 5Star Balanced Fund can be found under the information for the AFBA 5Star Small Cap Fund. Messrs. Goddard and Moody have each been a portfolio manager of the AFBA 5Star Balanced Fund since July 16, 2007. Mr. Stinnette has been a portfolio manager of the AFBA 5Star Small Cap Fund since April 1, 2008.

The FCI investment team managing the AFBA 5Star Balanced Fund is comprised of Gary B. Cloud and Peter G. Greig, who both are jointly and primarily responsible for managing the Fund’s fixed income investments. Each FCI portfolio manager listed below has been a portfolio manager of the AFBA 5Star Balanced Fund since July 16, 2007. FCI had $3.05 billion in assets under management as of June 30, 2009.

Gary B. Cloud, CFA is a Senior Vice President and Portfolio Manager of FCI. He joined FCI in 2003 and serves as a member of the Fixed Income Investment Committee and the Value Equity Committee. He is also a member of the Kansas City CFA Society and the Chartered Financial Analyst Institute. He began his investment career in 1986 working in the secondary marketing department of a mortgage banking company. His experience with mortgage-backed securities led him to Bank One Corporation, where he spent 10 years in a variety of consumer lending, asset acquisition and portfolio management roles. In 1988, he managed a $1.5 billion portfolio of corporate, mortgage and asset-backed securities for a U.S. subsidiary of an international insurance company.

Peter G. Greig, CFA is a Senior Vice President and Portfolio Manager of FCI. He joined FCI in 1989 as a Trader and fixed income Analyst. He manages fixed income portfolios for institutional clients. In addition, he provides fixed income expertise to other managers and chairs FCI’s Fixed Income Investment Committee. Peter is also a member of the Kansas City CFA Society and the Chartered Financial Analyst Institute.

AFBA 5Star Total Return Bond Fund,

FCI manages the entire portfolio. The investment team managing the AFBA 5Star Total Return Bond Fund is comprised of Gary B. Cloud and Peter G. Greig, who are jointly and primarily responsible for the day-to-day management of the Fund.

The respective biographical information of the portfolio managers of FCI managing the AFBA 5Star Total Return Bond Fund can be found under the information for the AFBA 5Star Balanced Fund. Each FCI portfolio manager has been a portfolio manager of the AFBA 5Star Total Return Bond Fund since July 16, 2007.

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AFBA 5Star Science & Technology Fund,

Scout manages the entire portfolio. TrendStar, a former sub-adviser to all of the AFBA 5Star Science & Technology Fund, sold its mutual fund advisory business to Scout, a subsidiary of UMB Financial Corporation, on June 30, 2009. The Manager, therefore, recommended, and the Board approved, the appointment of Scout as sub-adviser to the Fund pursuant to an interim sub-advisory agreement between the Manager and Scout which took effect on July 1, 2009. The Board also approved a proposed sub-advisory agreement between the Manager and Scout for the Fund, which will be submitted to the Fund’s shareholders for approval. The investment team managing the AFBA 5Star Science & Technology Fund is comprised of Thomas W. Laming and James R. McBride, who are jointly and primarily responsible for the day-to-day management of the Fund.

The respective biographical information of the portfolio managers of Scout managing the AFBA 5Star Science & Technology Fund can be found under the information for the AFBA 5Star Small Cap Fund. Each Scout portfolio manager has been a portfolio manager of the AFBA 5Star Science & Technology Fund since July 16, 2007.

A discussion regarding the basis for the Board’s approval of the Trust’s investment management agreement with the Manager and the Manager’s sub-advisory agreements with each of the sub-advisers is available in the Funds’ annual and semi-annual reports to shareholders for the periods ended March 31, 2008 and September 30, 2007, respectively.

The Funds paid the Manager the advisory fees shown below during the fiscal year ended March 31, 2009.

Fund	Management Fee as a % of Average Daily Net Assets
AFBA 5Star Mid Cap Value Fund	0%
AFBA 5Star Small Cap Fund	0%
AFBA 5Star Large Cap Growth Fund	0.14%
AFBA 5Star Balanced Fund	0.28%
AFBA 5Star Total Return Bond Fund	0%
AFBA 5Star Science & Technology Fund	0%

The Sub-Advisers are compensated for their services by the Manager from the management fees it receives from the Funds.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds.

Manager of Managers Structure

At shareholder meetings held on October 26, 2007 and March 31, 2008, the Funds’ shareholders approved a “manager of managers” structure that would permit the Manager to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Funds, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). However, under the Manager of Managers Structure, the Manager would not be able to enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended) (“Affiliated Adviser”) unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Fund would continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund.

The Manager of Managers Structure would enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Funds to be increased without shareholder approval or change the Manager's responsibilities to the Funds, including the Manager's responsibility for all advisory services furnished by a sub-adviser.

The ability to implement the Manager of Managers Structure with respect to the Funds is contingent upon the receipt of an exemptive order from the SEC or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Funds may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Funds’ application for an exemptive order or adopt such a rule.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, since the inception of Class I, Advisor Class and Class C Shares. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended March 31, 2009 and 2008 was audited by Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm. The information for periods prior to 2008 was audited by the Funds’ prior auditor. The Funds’ 2009 auditor’s report and financial statements are included in the Annual Report, which is available upon request.

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AFBA 5Star Mid Cap Value Fund

Class I

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$9.66		$16.24	$16.07	$12.96	$12.80

Income from investment operations:

Net investment income (loss)	0.06		— †	(0.09)	(0.07)	(0.09)
Net gain (loss) on securities (both realized and unrealized)	(3.39)		(0.70)	0.40	3.21	0.39
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.33)		(0.70)	0.31	3.14	0.30

Less distributions:

Dividends from net investment income	(0.12)		—	—	—	—

Distributions from capital gains	—	†	(5.88)	(0.14)	(0.03)	(0.14)

Total distributions	(0.12)		(5.88)	(0.14)	(0.03)	(0.14)

Net asset value, end of year	$6.21		$9.66	$16.24	$16.07	$12.96

Total return	(34.66%	)	(9.16% )	1.96%	24.26%	2.31%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$8		$12	$14	$4	$3
Ratio of expenses to average net assets	1.28%		1.28%	1.28%	1.28%	1.28%
Ratio of net investment income (loss) to average net assets	0.71%		0.01%	(0.56% )	(0.46% )	(0.66% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.42%		1.91%	1.60%	2.78%	6.66%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(0.43%	)	(0.62% )	(0.88% )	(1.96% )	(6.04% )
Portfolio turnover rate	41%		138%	22%	19%	18%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.

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Advisor Class

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$9.45		$16.04	$15.92	$12.87	$12.74

Income from investment operations:

Net investment income (loss)	0.04		(0.08)	(0.12)	(0.10)	(0.06)
Net gain (loss) on securities (both realized and unrealized)	(3.31)		(0.63)	0.38	3.18	0.33
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.27)		(0.71)	0.26	3.08	0.27

Less distributions:

Dividends from net investment income	(0.09)		—	—	—	—

Distributions from capital gains	—	†	(5.88)	(0.14)	(0.03)	(0.14)

Total distributions	(0.09)		(5.88)	(0.14)	(0.03)	(0.14)

Net asset value, end of year	$6.09		$9.45	$16.04	$15.92	$12.87

Total return	(34.72%	)	(9.40% )	1.66%	23.96%	2.08%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$1		$3	$13	$13	$4
Ratio of expenses to average net assets	1.53%		1.53%	1.53%	1.53%	1.53%
Ratio of net investment income (loss) to average net assets	0.42%		(0.52% )	(0.80% )	(0.69% )	(0.88% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.65%		1.98%	1.86%	2.88%	8.69%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(0.70%	)	(0.97% )	(1.13% )	(2.04% )	(8.04% )
Portfolio turnover rate	41%		138%	22%	19%	18%

Class C

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$8.83		$15.45	$15.45	$12.58	$12.55

Income from investment operations:

Net investment loss	(0.03)		(0.15)	(0.23)	(0.20)	(0.08)
Net gain (loss) on securities (both realized and unrealized)	(3.09)		(0.59)	0.37	3.10	0.25
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.12)		(0.74)	0.14	2.90	0.17

Less distributions:

Dividends from net investment income	(0.01)		—	—	—	—

Distributions from capital gains	—	†	(5.88)	(0.14)	(0.03)	(0.14)

Total distributions	(0.01)		(5.88)	(0.14)	(0.03)	(0.14)

Net asset value, end of year	$5.70		$8.83	$15.45	$15.45	$12.58

Total return(b)	(35.37%	)	(10.04% )	0.93%	23.08%	1.31%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$1		$2	$5	$6	$4
Ratio of expenses to average net assets	2.28%		2.28%	2.28%	2.28%	2.28%
Ratio of net investment income (loss) to average net assets	(0.36%	)	(1.12% )	(1.55% )	(1.45% )	(1.62% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.39%		2.83%	2.62%	3.76%	11.14%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.47%	)	(1.67% )	(1.89% )	(2.93% )	(10.48% )
Portfolio turnover rate	41%		138%	22%	19%	18%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.
(b)	Total return calculation does not reflect the CDSC fee.

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AFBA 5Star Small Cap Fund

Class I

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$10.65		$19.19	$18.70	$15.68	$15.18

Income from investment operations:

Net investment loss	(0.02)		(0.09)	(0.09)	(0.10)	(0.09)
Net gain (loss) on securities (both realized and unrealized)	(3.58)		(2.17)	0.95	3.22	0.60
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.60)		(2.26)	0.86	3.12	0.51

Less distributions:

Dividends from net investment income	(0.07)		—	—	—	—
Distributions from capital gains	—	†	(6.28)	(0.37)	(0.10)	(0.01)

Total Distributions	(0.07)		(6.28)	(0.37)	(0.10)	(0.01)

Net asset value, end of year	$6.98		$10.65	$19.19	$18.70	$15.68

Total return	(33.80%	)	(19.70% )	4.74%	19.96%	3.36%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$6		$10	$16	$9	$7
Ratio of expenses to average net assets	1.28%		1.28%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.23%	)	(0.54% )	(0.52% )	(0.62% )	(0.55% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.42%		1.62%	1.28%	1.32%	1.61%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.37%	)	(0.88% )	(0.52% )	(0.66% )	(0.88% )
Portfolio turnover rate	84%		148%	18%	24%	26%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.

23

Advisor Class

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$10.39		$18.92	$18.49	$15.54	$15.08

Income from investment operations:

Net investment loss	(0.04)		(0.14)	(0.14)	(0.14)	(0.07)
Net gain (loss) on securities (both realized and unrealized)	(3.49)		(2.11)	0.94	3.19	0.54
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.53)		(2.25)	0.80	3.05	0.47

Less distributions:

Dividends from net investment income	(0.03)		—	—	—	—
Distributions from capital gains	—	†	(6.28)	(0.37)	(0.10)	(0.01)

Total Distributions	(0.03)		(6.28)	(0.37)	(0.10)	(0.01)

Net asset value, end of year	$6.83		$10.39	$18.92	$18.49	$15.54

Total return	(33.94%	)	(19.98% )	4.47%	19.69%	3.11%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$8		$28	$216	$181	$121
Ratio of expenses to average net assets	1.53%		1.53%	1.53%	1.53%	1.53%
Ratio of net investment loss to average net assets	(0.47%	)	(0.83% )	(0.78% )	(0.87% )	(0.87% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.60%		1.70%	1.53%	1.57%	1.96%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(1.54%	)	(1.00% )	(0.78% )	(0.91% )	(1.30% )
Portfolio turnover rate	84%		148%	18%	24%	26%

Class C

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$9.70		$18.16	$17.89	$15.15	$14.82

Income from investment operations:

Net investment loss	(0.10)		(0.24)	(0.26)	(0.26)	(0.15)
Net gain (loss) on securities (both realized and unrealized)	(3.24)		(1.94)	0.90	3.10	0.49
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.34)		(2.18)	0.64	2.84	0.34

Less distributions:

Dividends from net investment income	—		—	—	—	—
Distributions from capital gains	—	†	(6.28)	(0.37)	(0.10)	(0.01)

Total Distributions	—		(6.28)	(0.37)	(0.10)	(0.01)

Net asset value, end of year	$6.36		$9.70	$18.16	$17.89	$15.15

Total return(b)	(34.43%	)	(20.51% )	3.72%	18.80%	2.29%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$3		$7	$22	$22	$17
Ratio of expenses to average net assets	2.28%		2.28%	2.28%	2.28%	2.28%
Ratio of net investment loss to average net assets	(1.23%	)	(1.54% )	(1.53% )	(1.62% )	(1.62% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.36%		2.55%	2.28%	2.32%	2.67%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(2.31%	)	(1.81% )	(1.53% )	(1.66% )	(2.01% )
Portfolio turnover rate	84%		148%	18%	24%	26%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.
(b)	Total return calculation does not reflect the CDSC fee.

24

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AFBA 5Star Large Cap Growth Fund

Class I

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)		2006(a)	2005
Net asset value, beginning of year	$14.27		$17.52	$15.74		$13.90	$14.17

Income from investment operations:

Net investment income (loss)	—	†	(0.06)	—		0.01	0.05
Net gain (loss) on securities (both realized and unrealized)	(6.04)		1.32	1.78		1.84	(0.27)
Redemption fees	—	†	—	—		—	—

Total from investment operations	(6.04)		1.26	1.78		1.85	(0.22)

Less distributions:

Dividends from net investment income	—	†	—	—		(0.01)	(0.05)
Dividends from capital gains	—		(4.51)	—		—	—

Total distributions	—		(4.51)	—		(0.01)	(0.05)

Net asset value, end of year	$8.23		$14.27	$17.52		$15.74	$13.90

Total return	(42.33%	)	3.78%	11.31%		13.28%	(1.55% )

Ratios/Supplemental Data

Net assets, end of year (in millions)	$26		$24	$24		$43	$40
Ratio of expenses to average net assets	1.28%		1.28%	1.28%		1.28%	1.28%
Ratio of net investment income (loss) to average net assets	(0.03%	)	(0.36% )	0.01%		0.04%	0.37%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.95%		1.78%	1.58%		1.67%	2.12%
Ratio of net investment income (loss) to average net assets before contractual expense reimbursement and waivers	(0.70%	)	(0.86% )	(0.29%	)	(0.35% )	(0.47% )
Portfolio turnover rate	283%		254%	13%		16%	37%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.

25

Advisor Class

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)		2006(a)		2005
Net asset value, beginning of year	$14.02		$17.32	$15.59		$13.80		$14.08

Income from investment operations:

Net investment income (loss)	(0.04)		(0.09)	(0.04)		(0.03)		0.03
Net gain (loss) on securities (both realized and unrealized)	(5.91)		1.30	1.77		1.82		(0.28)
Redemption fees	—	†	—	—		—		—

Total from investment operations	(5.95)		1.21	1.73		1.79		(0.25)

Less distributions:

Dividends from net investment income	—		—	—		—		(0.03)
Dividends from capital gains	—		(4.51)	—		—		—

Total distributions	—		(4.51)	—		—		(0.03)

Net asset value, end of year	$8.07		$14.02	$17.32		$15.59		$13.80

Total return	(42.44%	)	3.50%	11.10%		12.97%		(1.81% )

Ratios/Supplemental Data

Net assets, end of year (in millions)	$1		$3	$1		$2		$1
Ratio of expenses to average net assets	1.53%		1.53%	1.53%		1.53%		1.53%
Ratio of net investment income (loss) to average net assets	(0.36%	)	(0.57% )	(0.23%	)	(0.21%	)	0.22%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.18%		2.06%	1.85%		1.90%		2.48%
Ratio of net investment income (loss) to average net assets before contractual expense reimbursement and waivers	(1.01%	)	(1.10% )	(0.54%	)	(0.58%	)	(0.73% )
Portfolio turnover rate	283%		254%	13%		16%		37%

Class C

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)		2006(a)		2005
Net asset value, beginning of year	$13.21		$16.65	$15.11		$13.47		$13.82

Income from investment operations:

Net investment income (loss)	(0.12)		(0.22)	(0.15)		(0.14)		(0.01)
Net gain (loss) on securities (both realized and unrealized)	(5.55)		1.29	1.69		1.78		(0.34)
Redemption fees	—	†	—	—		—		—

Total from investment operations	(5.67)		1.07	1.54		1.64		(0.35)

Less distributions:

Dividends from net investment income	—		—	—		—		—
Dividends from capital gains	—		(4.51)	—		—		—

Total distributions	—		(4.51)	—		—		—

Net asset value, end of year	$7.54		$13.21	$16.65		$15.11		$13.47

Total return(b)	(42.92%	)	2.72%	10.19%		12.18%		(2.53%	)

Ratios/Supplemental Data

Net assets, end of year (in millions)	$0.52		$1	$1		$1		$2
Ratio of expenses to average net assets	2.28%		2.28%	2.28%		2.28%		2.28%
Ratio of net investment income (loss) to average net assets	(1.08%	)	(1.34% )	(0.97%	)	(0.97%	)	(0.50%	)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.93%		2.78%	2.61%		2.72%		3.23%
Ratio of net investment income (loss) to average net assets before contractual expense reimbursement and waivers	(1.73%	)	(1.84% )	(1.29%	)	(1.41%	)	(1.45%	)
Portfolio turnover rate	283%		254%	13%		16%		37%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.
(b)	Total return calculation does not reflect the CDSC fee.

26

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AFBA 5Star Balanced Fund

Class I

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)	2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$11.75	$13.98	$13.04	$12.19	$11.37

Income from investment operations:

Net investment income	0.33	0.42	0.38	0.39	0.41
Net gain (loss) on securities (both realized and unrealized)	(3.10)	0.33	1.10	0.86	0.82
Redemption fees	0.01	—	—	—	—

Total from investment operations	(2.76)	0.75	1.48	1.25	1.23

Less distributions:

Dividends from net investment income	(0.26)	(0.41)	(0.38)	(0.40)	(0.41)
Distributions from capital gains	(0.17)	(2.57)	(0.16)	—	—
Return of capital	(0.04)	—	—	—	—

Total distributions	(0.47)	(2.98)	(0.54)	(0.40)	(0.41)

Net asset value, end of year	$8.52	$11.75	$13.98	$13.04	$12.19

Total return	(24.13% )	4.75%	11.47%	10.42%	10.97%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$31	$41	$47	$52	$47
Ratio of expenses to average net assets	1.07%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	3.24%	3.00%	2.76%	3.06%	3.49%
Ratio of expenses to average net assets before contractual and voluntary expense reimbursement and waivers	1.58%	1.41%	1.25%	1.45%	1.87%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.73%	2.67%	2.59%	2.69%	2.70%
Portfolio turnover rate	32%	110%	28%	18%	27%

(a)	Per share amount calculated using average shares outstanding method.

27

Advisor Class

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)	2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$12.27	$14.48	$13.48	$12.58	$11.69

Income from investment operations:

Net investment income	0.32	0.39	0.36	0.37	0.35
Net gain (loss) on securities (both realized and unrealized)	(3.23)	0.34	1.13	0.89	0.89
Redemption fees	0.01	—	—	—	—

Total from investment operations	(2.90)	0.73	1.49	1.26	1.24

Less distributions:

Dividends from net investment income	(0.25)	(0.37)	(0.33)	(0.36)	(0.35)
Distributions from capital gains	(0.17)	(2.57)	(0.16)	—	—
Return of capital	(0.03)	—	—	—	—

Total distributions	(0.45)	(2.94)	(0.49)	(0.36)	(0.35)

Net asset value, end of year	$8.92	$12.27	$14.48	$13.48	$12.58

Total return	(24.28% )	4.45%	11.19%	10.18%	10.72%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$19	$22	$24	$13	$7
Ratio of expenses to average net assets	1.32%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	3.03%	2.75%	2.52%	2.82%	3.15%
Ratio of expenses to average net assets before contractual and voluntary expense reimbursement and waivers	1.84%	1.66%	1.51%	1.69%	2.25%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.50%	2.42%	2.34%	2.46%	2.23%
Portfolio turnover rate	32%	110%	28%	18%	27%

Class C

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)	2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$12.06	$14.29	$13.32	$12.44	$11.57

Income from investment operations:

Net investment income	0.23	0.28	0.25	0.26	0.27
Net gain (loss) on securities (both realized and unrealized)	(3.17)	0.33	1.12	0.89	0.87
Redemption fees	0.01	—	—	—	—

Total from investment operations	(2.93)	0.61	1.37	1.15	1.14

Less distributions:

Dividends from net investment income	(0.18)	(0.27)	(0.24)	(0.27)	(0.27)
Distributions from capital gains	(0.17)	(2.57)	(0.16)	—	—
Return of capital	(0.02)	—	—	—	—

Total distributions	(0.37)	(2.84)	(0.40)	(0.27)	(0.27)

Net asset value, end of year	$8.76	$12.06	$14.29	$13.32	$12.44

Total return(b)	(24.83% )	3.60%	10.37%	9.36%	9.89%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$15	$16	$15	$10	$7
Ratio of expenses to average net assets	2.07%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	2.23%	2.01%	1.77%	2.07%	2.36%
Ratio of expenses to average net assets before contractual and voluntary expense reimbursement and waivers	2.59%	2.42%	2.26%	2.45%	3.06%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	1.71%	1.67%	1.59%	1.70%	1.38%
Portfolio turnover rate	32%	110%	28%	18%	27%

(a)	Per share amount calculated using average shares outstanding method.
(b)	Total return calculation does not reflect the CDSC fee.

28

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AFBA 5Star Total Return Bond Fund

Class I

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)	2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$8.52	$9.10	$9.15	$9.13	$9.23

Income from investment operations:

Net investment income	0.35	0.39	0.49	0.45	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.42)	0.03	0.05	0.12	(0.06)
Redemption fees	— †	—	—	—	—

Total from investment operations	(0.07)	0.42	0.54	0.57	0.23

Less distributions:

Dividends from net investment income	(0.34)	(0.42)	(0.49)	(0.45)	(0.29)
Distributions from capital gains	—	(0.58)	(0.10)	(0.10)	(0.04)

Total distributions	(0.34)	(1.00)	(0.59)	(0.55)	(0.33)

Net asset value, end of year	$8.11	$8.52	$9.10	$9.15	$9.13

Total return	(0.74% )	4.78%	6.11%	6.47%	2.54%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$22	$22	$13	$13	$12
Ratio of expenses to average net assets	1.08%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	4.27%	4.46%	5.44%	4.95%	3.18%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	1.89%	1.94%	1.72%	1.79%	2.09%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	3.46%	3.60%	4.80%	4.24%	2.17%
Portfolio turnover rate	39%	102%	10%	28%	47%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.

29

Advisor Class

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)	2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$9.16	$9.71	$9.77	$9.76	$9.86

Income from investment operations:

Net investment income	0.35	0.42	0.50	0.43	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.44)	—	0.05	0.16	(0.06)
Redemption fees	— †	—	—	—	—

Total from investment operations	(0.09)	0.42	0.55	0.59	0.22

Less distributions:

Dividends from net investment income	(0.32)	(0.39)	(0.51)	(0.48)	(0.28)
Distributions from capital gains	—	(0.58)	(0.10)	(0.10)	(0.04)

Total distributions	(0.32)	(0.97)	(0.61)	(0.58)	(0.32)

Net asset value, end of year	$8.75	$9.16	$9.71	$9.77	$9.76

Total return	(0.93% )	4.48%	5.87%	6.22%	2.27%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$2	$2	$4	$8	$22
Ratio of expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	4.02%	4.40%	5.18%	4.41%	2.90%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.14%	2.19%	1.97%	2.09%	2.32%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	3.21%	3.53%	4.54%	3.65%	1.91%
Portfolio turnover rate	39%	102%	10%	28%	47%

Class C

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)	2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$8.89	$9.44	$9.50	$9.49	$9.60

Income from investment operations:

Net investment income	0.28	0.33	0.41	0.35	0.21
Net gain (loss) on securities (both realized and unrealized)	(0.43)	0.01	0.05	0.15	(0.07)
Redemption fees	— †	—	—	—	—

Total from investment operations	(0.15)	0.34	0.46	0.50	0.14

Less distributions:

Dividends from net investment income	(0.26)	(0.31)	(0.42)	(0.39)	(0.21)
Distributions from capital gains	—	(0.58)	(0.10)	(0.10)	(0.04)

Total distributions	(0.26)	(0.89)	(0.52)	(0.49)	(0.25)

Net asset value, end of year	$8.48	$8.89	$9.44	$9.50	$9.49

Total return(b)	(1.70% )	3.75%	5.06%	5.46%	1.44%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$1	$1	$2	$4	$9
Ratio of expenses to average net assets	2.08%	2.08%	2.08%	2.08%	2.08%
Ratio of net investment income to average net assets	3.26%	3.63%	4.42%	3.76%	2.18%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.89%	2.95%	2.72%	2.84%	3.10%
Ratio of net investment income to average net assets before contractual expense reimbursement and waivers	2.45%	2.76%	3.78%	3.00%	1.16%
Portfolio turnover rate	39%	102%	10%	28%	47%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.
(b)	Total return calculation does not reflect the CDSC fee.

30

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AFBA 5Star Science & Technology Fund

Class I

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$11.96		$14.01	$14.34	$11.73	$12.49

Income from investment operations:

Net investment loss	(0.09)		(0.12)	(0.09)	(0.09)	(0.09)
Net gain (loss) on securities (both realized and unrealized)	(3.22)		(0.78)	0.53	3.23	(0.65)
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.31)		(0.90)	0.44	3.14	(0.74)

Less distributions:
Distributions from capital gains	—		(1.15)	(0.77)	(0.53)	(0.02)

Total distributions	—		(1.15)	(0.77)	(0.53)	(0.02)

Net asset value, end of year	$8.65		$11.96	$14.01	$14.34	$11.73

Total return	(27.68%	)	(7.36% )	3.56%	27.52%	(5.93% )

Ratios/Supplemental Data

Net assets, end of year (in millions)	$6		$8	$9	$5	$4
Ratio of expenses to average net assets	1.50%		1.42%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.83%	)	(0.84% )	(0.63% )	(0.66% )	(0.65% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	2.96%		2.34%	2.35%	4.91%	8.38%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(2.29%	)	(1.76% )	(1.70% )	(4.29% )	(7.75% )
Portfolio turnover rate	49%		57%	39%	44%	48%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.

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Advisor Class

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$11.75		$13.82	$14.18	$11.64	$12.42

Income from investment operations:

Net investment loss	(0.11)		(0.15)	(0.12)	(0.12)	(0.07)
Net gain (loss) on securities (both realized and unrealized)	(3.16)		(0.77)	0.53	3.19	(0.69)
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.27)		(0.92)	0.41	3.07	(0.76)

Less distributions:

Distributions from capital gains	—		(1.15)	(0.77)	(0.53)	(0.02)

Total distributions	—		(1.15)	(0.77)	(0.53)	(0.02)

Net asset value, end of year	$8.48		$11.75	$13.82	$14.18	$11.64

Total return	(27.83%	)	(7.61% )	3.38%	27.13%	(6.13% )

Ratios/Supplemental Data

Net assets, end of year (in millions)	$1		$2	$2	$2	$0.95
Ratio of expenses to average net assets	1.75%		1.67%	1.53%	1.53%	1.53%
Ratio of net investment loss to average net assets	(1.08%	)	(1.08% )	(0.88% )	(0.91% )	(0.86% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.23%		2.57%	2.59%	5.01%	11.70%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(2.56%	)	(1.98% )	(1.94% )	(4.39% )	(11.03% )
Portfolio turnover rate	49%		57%	39%	44%	48%

Class C

Condensed data for a share of capital stock outstanding throughout the year	Years Ended March 31,
	2009(a)		2008(a)	2007(a)	2006(a)	2005
Net asset value, beginning of year	$11.11		$13.22	$13.71	$11.34	$12.19

Income from investment operations:

Net investment loss	(0.18)		(0.25)	(0.21)	(0.21)	(0.16)
Net gain (loss) on securities (both realized and unrealized)	(2.97)		(0.71)	0.49	3.11	(0.67)
Redemption fees	—	†	—	—	—	—

Total from investment operations	(3.15)		(0.96)	0.28	2.90	(0.83)

Less distributions:

Distributions from capital gains	—		(1.15)	(0.77)	(0.53)	(0.02)

Total distributions	—		(1.15)	(0.77)	(0.53)	(0.02)

Net asset value, end of year	$7.96		$11.11	$13.22	$13.71	$11.34

Total return(b)	(28.35%	)	(8.27% )	2.53%	26.33%	(6.82% )

Ratios/Supplemental Data

Net assets, end of year (in millions)	$1		$2	$2	$1	$0.54
Ratio of expenses to average net assets	2.50%		2.42%	2.28%	2.28%	2.28%
Ratio of net investment loss to average net assets	(1.84%	)	(1.84% )	(1.63% )	(1.66% )	(1.65% )
Ratio of expenses to average net assets before contractual expense reimbursement and waivers	3.94%		3.34%	3.34%	5.69%	10.91%
Ratio of net investment loss to average net assets before contractual expense reimbursement and waivers	(3.28%	)	(2.76% )	(2.69% )	(5.07% )	(10.28% )
Portfolio turnover rate	49%		57%	39%	44%	48%

†	Amount represents less than $0.005 per share.
(a)	Per share amount calculated using average shares outstanding method.
(b)	Total return calculation does not reflect the CDSC fee.

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Selecting the Correct Class of Shares

This prospectus offers Class I, Advisor Class and Class C Shares of each Fund. Each class has certain eligibility requirements and has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under “Fees and Expenses” earlier in this prospectus.

Class I Shares

Class I Shares of each Fund are offered primarily for investors in defined benefit plans, employee benefit trusts, endowments, foundations, corporations and institutions as well as fee-based wrap accounts and to members, eligible members and employees of AFBA, the 5Star Association and its affiliated companies. All shareholders holding Class I Shares of a Fund in an existing account may continue to purchase additional Class I Shares of the Fund in either an existing account or through the direct establishment of a new account.

There are no sales commissions or Rule 12b-1 distribution fees.

The minimum initial investment is $500 ($250 for IRAs and Uniform Transfers (Gifts) to Minors accounts) for all investors, including fee-based wrap accounts and members, eligible members and employees of AFBA, the 5Star Association and its affiliated companies.

The minimum initial investment may be waived for defined benefit plans, employee benefit trusts, endowments, foundations, corporations and institutions if the entity’s total assets available for investment exceed $5 million. The minimum investment amount may be waived for any individual or entity at the discretion of the officers of the Trust.

Advisor Class Shares

Effective July 21, 2008, the Class A Shares of each Fund were redesignated as Advisor Class Shares and the front-end sales load was eliminated.

The minimum initial investment in Advisor Class Shares is $500.

Advisor Class shares are subject to an ongoing shareholder servicing fee of 0.25% of average daily net assets.

Class C Shares Pay As You Go

If you purchase Class C Shares, you do not incur a sales charge at the time of purchase. However, Class C Shares are subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average daily net assets and an ongoing shareholder service fee of 0.25% of average daily net assets. Class C Shares also are subject to a 1.00% CDSC if you redeem them within 12 months of purchase. Accordingly, if you purchase Class C Shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C Shares. The minimum initial investment in Class C Shares is $500.

CDSC or “Contingent Deferred Sales Charge”

If you redeem Class C Shares within 12 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C Shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of all classes of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

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How to Purchase Shares

How to Buy Shares (see chart on page 41 for details) By phone, mail, wire or through automatic transaction plans

Minimum Initial Investment	Class I	Advisor Class	Class C
Regular Account	$500	$500	$500
Account With Automatic Monthly Investment Plan	N/A	$100	$100
IRA and Uniform Transfer (Gift) to Minors Accounts	$250	$250	$250

Minimum Additional Investment	Class I	Advisor Class	Class C
By Mail	$100	$100	$100
By Telephone (ACH)	$100	$100	$100
By Wire	$500	$500	$500
Account With Automatic Monthly Investment Plan	$50	$50	$50

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment. If your account falls below this amount due to redemptions (not market action), we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

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How to Redeem Shares

You may withdraw from your account at any time in the following amounts:

•	any amount for redemptions requested by mail, phone or telegraph;

•	$1,000 or more for redemptions wired to your account ($10 fee);

•	$50 or more for redemptions by a systematic redemption plan (there may be a fee);

•	$50 (Class I)/$100 (Advisor Class and Class C) or more for redemptions by automatic monthly exchange to another Fund; or

•	$100 or more via ACH; there is no fee but proceeds may take 4 days to reach your account.

Redemption Fee

The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions:

•	Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of the shareholder including a joint owner.

•	Redemptions of shares on an account that has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.

•	Redemption of shares acquired through dividend reinvestment.

•

Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a “key employee” of a “top heavy” plan), as described in the prospectus.

•

Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2, as described in the prospectus.

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•	Redemption of shares under the Funds’ systematic withdrawal plan, as well as shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs.

•	Redemption of shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption fee does apply to non-mandatory withdrawals from IRAs and 403(b) custodial accounts.

Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (“RIC”) qualification for tax purposes. Despite the Funds’ implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds’ redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

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Shareholder Services

The following services are also available to shareholders. Please call your financial consultant or the Funds at (800) 243-9865 for more information.

•	Uniform Transfers (Gifts) to Minors accounts

•	Accounts for corporations or partnerships

•	Sub-Accounting Services for Keogh, tax qualified retirement plans and others

•	Prototype Retirement Plans for the self-employed, partnerships and corporations

•	Traditional IRA accounts

•	Roth IRA accounts

•	Coverdell Education Savings Accounts (formerly Education IRAs)

•	Simplified Employee Pensions (SEPs)

•	Savings Incentive Match Plan for Employees (SIMPLE Plan)

•	Rollovers from Thrift Savings Plan (TSP Plan) and other Qualified Plans

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How Share Price is Determined

Shares of each Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund. In the case of certain financial institutions that have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.

The net asset value is calculated by subtracting from each Fund’s total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund’s cash are valued on the basis of amortized cost.

Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.

Under certain circumstances, a security or other asset may be valued at its fair value as determined in good faith by the Trust’s Valuation Committee under procedures adopted by the Board A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been

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delisted from a national exchange, a security has not been traded for an extended period of time or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

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Distributions and Taxes

DISTRIBUTIONS

Dividends and Distributions — Each Fund intends to qualify each year as a regulated investment company under the Code. As a RIC, a Fund generally pays no federal income tax on the income and gains it distributes to you. The AFBA 5Star Total Return Bond Fund pays distributions from net investment income monthly. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in March, June, September and December. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Growth Fund and AFBA 5Star Science & Technology Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net realized capital gains, if any, will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Growth Fund, AFBA 5Star Total Return Bond Fund and AFBA 5Star Science & Technology Fund semi-annually, usually in June and December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

Annual Statements — Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend” — If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

Tax Considerations — In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. In the case of the AFBA 5Star Total Return Bond Fund, either none or only a nominal portion of its income dividends are expected to so qualify because the income of the Fund primarily is derived from investments earning interest income rather than dividend income.

Sale or Redemption of Fund Shares — A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a sale.

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Backup Withholding — By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other — Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, distributions and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

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Additional Policies about Transactions

We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

Customer Identification — The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

Purchases — We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

Redemptions — We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash, and will bear market exposure until such conversion.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

Transactions through Brokers or Agents — Investors may be charged a fee if they effect transactions in a Fund through a broker or agent. The Trust has authorized certain brokers to receive purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

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Market Timers and Frequent Trading – While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for a Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio, negatively impairing a Fund’s performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

The Funds’ Board has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a Fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 60 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds. For purposes of applying these procedures, the Funds may consider, among other things, an investor’s trading history in the Funds and accounts under common ownership, influence or control. Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities and for consistent enforcement of the policy. If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder’s account.

For direct (networked) accounts where transaction information can readily be accessed, the Funds, the Manager or its agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial managers (“Intermediaries”), the ability to monitor trades from the underlying shareholders may be limited. The Manager will monitor daily trade activity of such omnibus accounts to detect potential market timing. If possible market timing is detected, the Intermediary will be requested to provide information regarding underlying shareholders. If market timing activity is discovered, the Intermediary will be directed to monitor and/or block underlying shareholders from investing in the Funds in the same manner as direct accounts. The Funds, the Manager or their agents will also seek to utilize web-based and other tools made available by such Intermediaries to provide transparency to screen for excessive short-term trading.

The Funds have implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders and help to deter market timing activity. For more information on fair value pricing by the Funds, please see the section entitled “How Share Price is Determined.”

The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds’ redemption fee, please see the section entitled “How to Redeem Shares.”

Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

The policy applies uniformly to all investors, except as described in the following circumstances: exemptions to the Funds’ policy defining someone as a market timer may only be granted by the Funds’ Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by

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the individual; exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders; and any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds’ Board at the next quarterly Board meeting.

Anti-Money Laundering Policy — In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent may verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds’ transfer agent at (888) 578-2733 if you need additional assistance when completing your application.

Internet Account Access — For your convenience the Funds offer Internet Account Access so that you may access your account online, 24 hours a day, 7 days a week. You may review your account balance, purchase or redeem Fund shares (online redemptions are not available for IRA accounts) or make exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

To register for Internet Account Access, please call the Funds (toll-free) at (888) 578-2733. Shareholders who have registered for this service may access their account by visiting the AFBA 5Star Funds’ website at www.afba.com.

Signature Guarantees — The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call (888) 578-2733 for information on obtaining a signature guarantee.

Corporations, Trusts and Other Entities — Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Exchanges to Another AFBA 5Star Fund — You must meet the minimum investment requirement of the AFBA 5Star Fund into which you are exchanging. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us for a free copy at (888) 578-2733.

Telephone Services — During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request, including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PNC Global Investment Servicing (U.S.) Inc., the Funds’ transfer agent, assumes responsibility for the authenticity of telephone redemption requests.

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Distribution and Service Arrangements

How Can Your Financial Consultant Help You?

PFPC Distributors, Inc. (the “Underwriter”), serves as the Funds’ statutory underwriter. The Underwriter facilitates the Funds’ distribution efforts and enters into agreements with financial consultants to sell Fund shares.

Your financial consultant is familiar with the Funds, the Manager and the Sub-Advisers. He or she can answer any questions you may have now, or in the future, about how each Fund operates, which class of shares is most appropriate for you and how each Sub-Adviser’s investment style works and has performed for other investors. Your financial consultant can be a valuable and knowledgeable resource.

Each Fund has a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay a fee to the Underwriter or others for facilitating the sale and distribution of its shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 Fees: 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the fund’s board of directors. Pursuant to the Rule, the Board has adopted a distribution plan for the Class C Shares of each Fund. Under the Distribution Plan, the Funds will pay distribution fees to the Underwriter at a maximum annual rate of 0.75% of their aggregate average daily net assets attributable to Class C Shares.

The Distribution Plan provides that the Underwriter may use the distribution fees received from the class of shares to pay for the distribution and shareholder servicing expenses of the class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the Underwriter or any other broker-dealer or financial institution that engages in the distribution of the class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to the class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for the class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Funds to prospective investors in the class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and the class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of the class. Distribution fees are accrued daily and paid monthly and are charged as expenses of Class C Shares as accrued.

The distribution fees applicable to the Class C Shares are designed to permit you to purchase Class C Shares through broker-dealers without the assessment of a front-end sales charge.

Shareholder Service Fees

The Board has also adopted a shareholder service plan pursuant to Rule 12b-1 authorizing the Funds to pay service providers an annual fee not exceeding 0.25% of a Fund’s average daily net assets for Advisor Class and Class C Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders and (e) providing other related services requested by shareholders.

Additional Payments

In addition to the fees described above, the Manager also may make additional payments to dealers or financial intermediaries out of its own assets without additional cost to the Funds or their shareholders. These payments may be made for marketing, promotional or related expenses. In some circumstances, these types of payments may create an incentive for a dealer or a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

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Conducting Business with AFBA 5Star Funds

	HOW TO OPEN AN ACCOUNT*	HOW TO ADD TO AN ACCOUNT
BY PHONE

(888) 578-2733

You must authorize each type of telephone transaction on your account application, or the appropriate form, available from us. All account owners must sign. When you call, we may request personal identification and tape record the call.

If you already have an account with us and you have authorized telephone exchanges, you may call to open an account in another AFBA 5Star Fund by exchange ($500 minimum). The names and registrations on the accounts must be identical.

You may make investments ($100 minimum) by telephone. After we have received your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and participating banks.

BY MAIL
Initial Purchases and all Redemptions:
AFBA 5Star Funds c/o PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9779 Providence, RI 02940	Complete and sign the application which is available on the Funds’ website at www.afba.com or by calling the Funds at (800) 243-9865. Your initial investment must meet the minimum investment requirements. Make your check payable to AFBA 5Star Funds.	Make your check ($100 minimum) payable to AFBA 5Star Funds and mail it to us. Always identify your account number or include the detachable reminder stub (from your confirmation statement).

Overnight Address for All Transactions:
AFBA 5Star Funds c/o PNC Global Investment Servicing (U.S.) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Subsequent Purchases:
AFBA 5Star Funds c/o PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9779 Providence, RI 02940

BY WIRE
PNC Bank Pittsburgh, PA ABA #031000053 Account Number: 8606905871 FFC: “Name of specific AFBA 5Star Fund” FBO: “Shareholder name and new account number”	Call us first to get an account number. We will require information such as your Social Security or Taxpayer Identification Number, the amount being wired ($500 minimum) and the name and telephone number of the wiring bank. Then tell your bank to wire the amount. You must send us a completed application as soon as possible or your account registration will be delayed.	Wire share purchases ($500 minimum) should include the names of each account owner, your account number and the AFBA 5Star Fund in which you are purchasing shares. You should notify us by telephone that you have sent a wire purchase order to PNC Bank.

THROUGH AUTOMATIC TRANSACTION PLANS
You must authorize each type of automatic transaction on your account application, or complete an authorization form, available from us upon request. All registered owners must sign.	Not applicable for Class I Shares. For Advisor Class and Class C Shares, complete and sign the application which is available on the Funds’ website at www.afba.com or by calling the Funds at (800) 243-9865.	You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. We will deduct the amount you authorize from your checking account on the same day each month.
*	If you purchase shares of a Fund without the assistance of a Financial Consultant, your account will be held directly with the Fund at its transfer agent. You will not be opening a brokerage account with, or become a customer of, the Underwriter.

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Conducting Business with AFBA 5Star Funds (Continued)

HOW TO SELL SHARES	HOW TO EXCHANGE SHARES
You may redeem shares by telephone ($100,000 maximum) if, when you opened your account, you authorized the telephone redemption privilege. If you have not authorized telephone redemptions and wish to do so, please call (888) 578-2733 for instructions and the appropriate form.	You may exchange shares ($100 minimum or the initial minimum investment requirement) for shares in another AFBA 5Star Fund. The shares being exchanged must have been held in an open account for 15 calendar days or more.
In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. Written redemption requests for $25,000 or more require a medallion signature guarantee. We will send redemption proceeds only to the address of record.	In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum) and the name of the AFBA 5Star Fund into which the amount is being transferred.
A sale of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see the “How to Redeem Shares” section of this prospectus.	An exchange of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see the “How to Redeem Shares” section of this prospectus.
Redemption proceeds ($1,000 minimum) may be wired to your pre-designated bank account. A $10 fee will be deducted. If we receive your written request before 4:00 P.M. (Eastern time), we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.	Not applicable.
Systematic Redemption Plan:	Monthly Exchanges:
You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all of your shares at any time. We will continue withdrawals until all of your shares are redeemed or until you or the Fund cancels the plan.	You may authorize monthly exchanges from your account ($100 minimum) to another AFBA 5Star Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

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PRIVACY POLICY

of

5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;

AFBA 5Star Investment Management Co.; AFBA 5Star Funds

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as “information”). That’s why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

How We Collect Information

We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address, to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at (800) 776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect, you may advise us of any corrections you believe should be made. To obtain a report, or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 –Attention Compliance Department; or call us at (800) 776-2322; or visit our website at www.afba.com.

CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at www.afba.com. Our policy applies to both current and former customers.

Affiliated Companies

This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; and AFBA 5Star Funds.

This is not part of the prospectus.

AFBA 5Star Investment Management Company

909 N. Washington Street

Alexandria, Virginia 22314

(800) 243-9865

www.afba.com

Shareholder Inquiries (888) 578-2733

Additional Information

A Statement of Additional Information (“SAI”) contains additional information about the Funds and is incorporated by reference into this prospectus. This prospectus is also on the Funds’ website, www.afba.com. The Funds’ annual and semi-annual reports to shareholders contain additional information about each Fund’s investments. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds’ website at www.afba.com.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown above. You also may call the toll free number given above to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File number 811-8035

AFBA 5STAR FUNDSSM

Consisting of:

AFBA 5Star Mid Cap Value Fund

AFBA 5Star Small Cap Fund

AFBA 5Star Large Cap Growth Fund

AFBA 5Star Balanced Fund

AFBA 5Star Total Return Bond Fund

AFBA 5Star Science & Technology Fund

STATEMENT OF ADDITIONAL INFORMATION

Dated July 31, 2009

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus for Class I, Advisor Class and Class C Shares dated July 31, 2009 (the “Prospectus”). To obtain a free copy of the Prospectus or any Annual or Semi-Annual Report to shareholders, please call the AFBA 5Star Funds toll-free at (800) 243-9865.

FUND HISTORY

AFBA 5Star Funds (the “Trust”) was originally organized as a Maryland corporation on January 9, 1997 and was reorganized as a Delaware statutory trust on July 31, 2008, and is registered with the U.S. Securities and Exchange Commission (“SEC”). The Trust currently consists of six separate investment portfolios: the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Growth Fund, AFBA 5Star Balanced Fund, AFBA 5Star Total Return Bond Fund and AFBA 5Star Science & Technology Fund (each, a “Fund” and together the “Funds”). On July 16, 2007, AFBA 5Star Mid Cap Fund changed its name to AFBA 5Star Mid Cap Value Fund. On November 8, 2007, AFBA 5Star High Yield Fund changed its name to AFBA 5Star Total Return Bond Fund. On June 13, 2008, AFBA 5Star USA Global Fund changed its name to AFBA 5Star Large Cap Growth Fund. On August 4, 2008, the AFBA 5Star Large Cap Fund merged into the AFBA 5Star Large Cap Growth Fund.

INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

Classification.    The Trust is classified and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is classified as diversified under the 1940 Act. These classifications mean that the assets of the Funds are invested in a diversified portfolio of investments and the Funds operate as mutual funds, allowing shareholders to buy and sell shares at any time (as described in the Prospectus). For purposes of determining whether a Fund is “diversified” with respect to the 1940 Act, a Fund must meet the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.

Investment Objectives, Strategies and Risks.    The Funds’ investment objectives and principal investment strategies are described in the Prospectus. Each Fund’s investment objective is non-fundamental, which means it may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. The following discussion supplements the description of the Funds’ investment strategies and risks that are included in the Funds’ Prospectus.

Asset-Backed Securities.    The AFBA 5Star Balanced Fund and AFBA 5Star Total Return Bond Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables and other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Cash Management.    For purposes including, but not limited to, meeting redemptions and unanticipated expenses, the Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody’s Investors Services, Inc. (“Moody’s”) and Standard and Poor’s Corporation (“S&P”). In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes. The securities used for cash management can decrease in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines.

Convertible Securities.    The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the sub-adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies.

Covered Call Options.    Each Fund is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

Up to 25% of a Fund’s total assets may be subject to covered call options. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund’s obligation under a covered call option other than through exercise of the option, the Fund will realize a short-term capital gain or loss. Any gain realized by a Fund from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

Debt Securities.    In addition to investing for cash management purposes, the AFBA 5Star Mid Cap Value Fund may invest in debt securities on an intermittent basis and the AFBA 5Star Balanced Fund and AFBA 5Star Total Return Bond Fund invest in debt securities under normal conditions. A debt security represents a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule.

The yields and principal values of debt securities fluctuate. The market prices of debt securities usually vary depending on available yields. Generally, values of debt securities change inversely with interest rates. An increase in interest rates will generally reduce the value of debt securities and vice versa. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The ability of a Fund to achieve its investment objective(s) is also dependent on the continuing ability of issuers of debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The AFBA 5Star Mid Cap Value Fund may buy debt securities that are rated A or higher by Moody’s or S&P or unrated debt that is determined by the Fund’s sub-adviser to be of comparable quality. The debt investments of the AFBA 5Star Balanced Fund and AFBA 5Star Total Return Bond Fund may invest in debt securities that are generally rated Baa3 or higher by Moody’s or S&P equivalent or unrated debt that is determined by the Funds’ sub-advisers to be of comparable quality.

Equity Securities.    Each of the Funds may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stocks are equity securities that often pay dividends at a specified rate and have a preference over common stocks in dividend payments and liquidation of assets. Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

IPO Risks.    The AFBA 5Star Large Cap Growth Fund, AFBA 5Star Balanced Fund and the AFBA 5Star Total Return Bond Fund may invest in initial public offerings (“IPOs”). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the sub-adviser cannot guarantee continued access to IPOs.

Illiquid Securities.    Each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include generally, among other things, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. A Fund’s illiquid investments may include privately placed securities that are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).

The Funds may also, when consistent with their investment objectives and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the sub-advisers determine, under guidelines approved by the Board, that an adequate trading market exists. The practice of investing in Rule 144A securities could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

International Investing.    International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the U.S. economy and can expose a fund to growth in foreign and/or emerging markets. However, international investing also involves risks such as currency fluctuation and instability. None of the Funds intend to invest directly in foreign securities or foreign currencies.

The AFBA 5Star Total Return Fund and the debt portion of the AFBA 5Star Balanced Fund may invest in foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S., commonly referred to as Yankee bonds.

All of the Funds may gain international exposure through investing in American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges. ADRs, which are receipts typically issued by domestic banks or trust companies, are publicly traded in the United States and represent ownership in underlying foreign securities. Up to 25% of the total assets of the AFBA 5Star Mid Cap Value Fund and AFBA 5Star Small Cap Fund may be invested in ADRs and securities of foreign companies that are traded on U.S. stock exchanges. However, under normal circumstances these Funds do not intend to invest the total authorized amount. The AFBA 5Star Science & Technology Fund does not intend to invest more than 5% in ADRs and securities of foreign companies that are traded on U.S. stock exchanges, nor does the Fund intend to invest directly in foreign securities or foreign currencies. Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency. However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs with respect to the U.S. dollar.

Investing in foreign companies, even indirectly through ADRs, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets) different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Mid Cap Securities.    Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if a Fund wants to sell a large quantity of a mid cap company’s stock, it may have to sell at a lower price than the sub-advisers might prefer, or it may have to sell in smaller than desired quantities over a period of time. The AFBA 5Star Mid Cap Value Fund will primarily invest in the equity securities of mid cap companies. The AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Growth Fund, AFBA 5Star Balanced Fund and AFBA 5Star Science & Technology Fund will occasionally invest in equity securities of such mid cap companies.

Small Cap Securities.    Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Small cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and therefore investments in small cap company securities may involve greater price volatility than investments in securities of larger, more established companies. The AFBA 5Star Small Cap Fund will primarily invest in the equity securities of such small cap companies. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Balanced Fund and AFBA 5Star Science & Technology Fund may invest in equity securities of such small cap companies. Therefore investments in these Funds may be more suitable for long-term investors who can bear the risk of these fluctuations.

Large Cap Securities.    Investment in large cap company securities involves certain risks because large cap companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The AFBA 5Star Large Cap Growth Fund will primarily invest in the equity securities of large cap companies. The AFBA 5Star Mid Cap Value Fund and AFBA 5Star Balanced Fund may occasionally invest in equity securities of such large cap companies.

High Yielding Securities.    Each of the AFBA 5Star Balanced Fund and AFBA 5Star Total Return Bond Fund may invest up to 10% of its respective net assets in high-yielding, higher-risk debt securities (so-called “junk bonds”). These lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to meet their principal and interest payment obligations, to reach projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in higher volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Therefore, past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yielding/higher-risk bonds.

Credit quality of lower-rated securities can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Funds’ policy not to rely primarily on ratings issued by established credit rating agencies but to utilize such ratings in conjunction with the investment adviser’s own independent and ongoing review of credit quality.

As a mutual fund investing in fixed income securities, each of the Funds is subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond’s maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities. The Funds are also subject to income risk, which is the potential for a decline in the respective Fund’s income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk as defined above. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

Money Market Securities.    Investments by the Funds in money market securities shall include government securities, commercial paper, money market funds, bank certificates of deposit and repurchase agreements collateralized by government securities. Investment in commercial paper is restricted to companies in the top two rating categories of Moody’s and S&P.

Mortgage-backed Securities.    The AFBA 5Star Balanced Fund and AFBA 5Star Total Return Bond Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial bankers, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security’s value and increasing its volatility. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Repurchase Agreements.    The Funds may invest in issues of the U.S. Treasury or a United States government agency in the form of repurchase agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund’s period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. A Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund’s yield under such agreements, which is monitored on a daily basis. Under the 1940 Act, repurchase agreements may be considered loans; however, the Funds consider repurchase agreements contracts for the purchase and sale of securities, and they seek to perfect a security interest in the collateral securities so that they have a right to keep and dispose of the underlying collateral in the event of a default.

The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation and with certain securities dealers who meet the qualifications set from time to time by the Board. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of a Fund.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Funds’ sub-advisers acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Warrants.    The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Large Cap Growth Fund may invest in warrants. Warrants are purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which security may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Fundamental Investment Policies and Restrictions.    The following fundamental policies have been adopted by the Funds. These policies cannot be changed for a Fund without the approval of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

Each Fund, other than the AFBA 5Star Small Cap Fund, may not:

(1)

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, investing in securities that are secured by real estate or interests therein or making purchasing or selling real estate mortgage loans;

(2)

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities that are secured by physical commodities;

(3)

Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities or selling its own shares under circumstances where it may be deemed to be an underwriter;

(4)

Make loans, except to the extent permitted by the 1940 Act, any rule, exemption or order thereunder, or SEC staff interpretation thereof, provided that this restriction does not prevent the Fund from purchasing debt obligations, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, entering into repurchase agreements and loaning its portfolio securities;

(5)	Borrow money or issue senior securities, except as the 1940 Act, any rule, exemption or order thereunder, or SEC staff interpretation thereof, may permit;

(6)

Make investments that result in the concentration (as that term is defined by the 1940 Act, any rule, exemption or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities or securities of other investment companies); or

(7)	Change its classification from diversified, as defined under the 1940 Act, to non-diversified.

The AFBA 5Star Small Cap Fund may not:

(1)

Borrow money or issue senior securities, except as the 1940 Act or any rule thereunder may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds, and the information in the sentence may be changed without shareholder approval to reflect changes in the 1940 Act or any rule thereunder. The Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowing exceeds 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow the Fund to borrow from banks or pledge its assets in amounts up to one third (33 1/3%) of its total assets (including those assets represented by the borrowing or pledging);

(2)

Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act;

(3)

Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein; or investing in securities that are secured by real estate or interests therein;

(4)

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

(5)

Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and loaning its assets to broker-dealers or institutional investors;

(6)	Change its classification from diversified as defined under the 1940 Act to non-diversified. Under the 1940 Act, diversified generally means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies, or purchase more than 10% of the voting securities of any one issuer; or

(7)

Make investments that will result in the concentration, as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry. The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. Concentration will be examined by looking at each company's particular niche and not its general industry. In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, telecommunications will each be a separate industry. Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions for the AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Science & Technology Fund

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the AFBA 5Star Mid Cap, AFBA 5Star Small Cap and AFBA 5Star Science & Technology Funds are subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board without shareholder approval:

(1)

Other Investment Companies.    Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

(2)

Each Fund may not hold more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; and

(3)

Each Fund may not borrow for the purpose of leveraging its investments. In this regard, a Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets. Any borrowing, pledging or mortgaging of a Fund’s assets will be limited to one third of the Fund’s assets.

Portfolio Turnover.    Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the sub-advisers, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all of the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2008 and 2009 are set forth below. Certain sub-advisers have, or expect to liquidate a significant portion of the respective Fund’s portfolio in order to better align the Fund’s portfolio with the Fund’s revised investment objective and policies, as approved by shareholders and/or the sub-adviser’s investment strategies. This could result in a higher portfolio turnover rate for the Funds. However, subsequent to such turnover the Funds’ portfolio turnover rates are not expected to materially change going forward.

Name of Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
AFBA 5Star Mid Cap Value Fund	41%	138%
AFBA 5Star Small Cap Fund	84%	148%
AFBA 5Star Large Cap Growth Fund	283%	254%
AFBA 5Star Balanced Fund	32%	110%
AFBA 5Star Total Return Bond Fund	39%	102%
AFBA 5Star Science & Technology Fund	49%	57%

Disclosure of Portfolio Holdings.    The Trust discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Trust will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Board has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities. The policies relating to the disclosure of the Funds’ portfolio securities are designed to protect shareholder interests and allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Trust that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.

The Trust currently makes its portfolio holdings publicly available on its website, www.afba.com, or on the SEC’s website, www.sec.gov, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Top 10 Portfolio Holdings	Quarterly	30 calendar days after the end of each calendar quarter

The scope and timing of the information relating to the Funds’ portfolio that is made available on the website may change from time to time without notice. The Funds’ adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

The Trust may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available for legitimate business purposes to its third party service providers, which include PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, the custodian; PNC Global Investment Servicing (U.S.) Inc., the administrator, accounting agent and transfer agent; Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm; Stradley Ronon Stevens & Young LLP, legal counsel; and the Funds’ financial printer, as engaged from time to time. These service providers are required to keep such information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

The Trust may provide information regarding the Funds’ portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Funds determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Trust may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Trust nor its third party service providers are compensated for disclosure of portfolio holdings. Non-public portfolio holdings of a Fund’s entire portfolio will not be disclosed to members of the media under any circumstance.

Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Board at its next regularly scheduled quarterly meeting. The Trust’s Portfolio Holdings Disclosure Review Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination. The Board is responsible for reviewing the operation and effectiveness of the Funds’ portfolio disclosure policy on an annual basis.

MANAGEMENT OF AFBA 5STAR FUNDS

Trustees and Officers.  The Funds are managed by AFBA 5Star Investment Management Company (the “Manager”) subject to the supervision and control of the Board. The Board meets regularly to review the activities of the Officers, who are responsible for day-to-day operations of the Trust. The following table lists the Officers and Trustees of the Trust, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

Name, Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES

General Monroe W. Hatch, Jr., USAF (Ret.) (11/33)	Trustee	Trustee since January 1997. Shall serve as Trustee until his resignation, termination or until his successor is elected and qualified.	Consultant to Industry on National Security, June 1990-present.	6	Trustee, ANSER Corporation (non-profit research institute); Trustee, Vaughn College of Aeronautics; Trustee, Falcon Foundation (private non-profit scholarship foundation).

General Louis C. Wagner, Jr., USA (Ret.) (01/32)	Trustee	Trustee since January 1997. Shall serve as Trustee until his resignation, termination or until his successor is elected and qualified.	Private Consultant to industry and defense agencies, January 1990-present.	6

Senior Fellow, Association of U.S. Army; Board of Advisors, Army Retirement Residence Foundation – Potomac (non-profit foundation); Board of Regents, National Eagle Scouts Association; Board of Advisors, Jewish Institute for National Security Affairs; President’s Advisory Board, Advanced Technology Institute (non-profit research institute).

Name, Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

Lieutenant General John S. Fairfield, USAF (Ret.) (05/41)	Trustee	Trustee since May 2002. Shall serve as Trustee until his resignation, termination or until his successor is elected and qualified.	Partner and Director, Strategic Business Relationships Team, IBM, Public Sector, May 2002 - present.	6

Member, Board of Directors, Skybuilt Power (Solar Power Company) June 2003 - present; Member, Board of Trustees, Wakefield School (Private Educational Institution), June 2004 - present; Trustee, US Air Force Academy Falcon Foundation, 2000 - present; and Member, Juniper Networks Federal Advisory Board, 2005 – present.

Brigadier General Henry J. Sechler, USAF (Ret.) (07/32)	Trustee	Trustee since January 1997. Shall serve as Trustee until his resignation, termination or until his successor is elected and qualified.	Retired since 2000. Formerly, Consultant and Vice President, General Dynamics Corp (defense contractor).	6	None.

INTERESTED TRUSTEES

General Ralph E. Eberhart USAF (Ret.)* (12/46)	Chairman and Trustee	Chairman and Trustee since December 2004. Shall serve as Chairman and Trustee until his resignation, termination or until his successor is elected and qualified.	President, Armed Forces Benefit Association, December 2004 - present; Director and Chairman, 5Star Life Insurance Company, December 2004-present; Director and Chairman, 5Star Bank, December 2004-present; Director and Chairman, AFBA 5Star Investment Management Company, December 2004-present; Manager, 5Star Financial, LLC, December 2004-present; Former Commander, NORAD/USNORTHCOM (U.S. Air Force); Former Commander NORAD/USSPACE/AFSPACE (U.S. Air Force).	6

Advisory Board Member, The Spectrum Group (consulting services); Advisory Board Member, ICX Technologies (security products): Director, National; Homeland Defense Foundation (non-profit foundation); Director, Falcon Foundation (non-profit foundation); Director, Rockwell Collins (aviation electronics); Director, ARINC (communications); Director, VSE (engineering services); Director, ObjectVideo (surveillance products); Director, EIDPassport (security products); Director, TERMA North America, Inc. (high-tech solution applications).

Name, Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

Robert E. Morrison, Jr.[1] (03/57)	Trustee and President	Trustee since October 2007 and President since August 2006. Shall serve as Trustee and President until his resignation, termination or until his successor is elected or qualified.	President and Director of AFBA 5Star Investment Management Company September 2006 - present; Former Principal of Morrison Consulting (management consulting); and Former President and Chief Executive Officer of Sky Trust and Sky Wealth Management (wealth/asset management).	6	None.

Charles A. Gabriel[2] (03/55)	Trustee	Trustee since October 2007. Shall serve as Trustee until his resignation, termination or until his successor is elected or qualified.	Managing Director, Capital Alpha Partners (investment research), October 2007 - present; and Former Senior V.P., Head of Washington Research Prudential Securities, Inc.	6	None.

OFFICER(S) WHO ARE NOT TRUSTEES
Name, Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrew J. Welle (10/66)	Senior Vice President and Secretary

Senior Vice President since February 2005 and Secretary since July 2003. Shall serve as Senior Vice President and Secretary at the pleasure of the Board until his resignation, termination or until his successor is elected and qualified.

President of AFBA 5Star Securities Company, 2006 to 2009; Senior Vice President and Chief Operating Officer of AFBA 5Star Investment Management Company, 2005 to present.

John F. Boyle, CPA, MBA (6/53)	Chief Financial Officer and Treasurer

Chief Financial Officer and Treasurer since January 1, 2009. Shall serve as Chief Financial Officer and Treasurer at the pleasure of the Board until his resignation, termination or until his successor is elected and qualified.

Assistant Professor of Business, Richard Stockton College of New Jersey, 2007 to present; Compliance Specialist and Fund Financial Expert, Vigilant Compliance Services, 2006 to present; Certified Public Accountant, Owner and President, Boyle & Associates PC (accounting firm), 1987 to present.

Salvatore Faia, Esq., CPA (12/62)	Chief Compliance Officer	Chief Compliance Officer since August 2004. Shall serve as Chief Compliance Officer at the pleasure of the Board until his resignation, termination or until his successor is elected and qualified.

President, Vigilant Compliance Services, 2004 to present; Senior Legal Counsel, PNC Global Investment Servicing, 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Account Providers), 2001 to 2002; Partner, Pepper Hamilton LLP (law firm), 1997 to 2001.

*

General Ralph E. Eberhart, USAF (Ret.) is considered an interested person of the Trust under the federal securities laws due to his positions as an Officer and/or Chairman of AFBA 5Star Investment Management Company, the Manager of the Funds and other AFBA 5Star entities.

[1]	Mr. Morrison is considered an interested person of the Trust under the federal securities laws due to his position as President of AFBA 5Star Investment Management Company.
[2]	Mr. Gabriel is an interested person of the Trust under the federal securities laws due to his former position as a Director of AFBA 5Star Investment Management Company.

The Board has an Audit Committee comprised of only the Trustees of the Trust who are not “interested persons” as such term is defined in the 1940 Act (“Independent Trustees”), Messrs. Hatch, Wagner,

Fairfield and Sechler. The Audit Committee, established by the Board on October 28, 2003, has the responsibility to, among other things, recommend the selection of the Funds’ Independent Registered Public Accounting Firm, confer with the Independent Registered Public Accounting Firm regarding the Funds’ financial statements, the results of the audits and related matters and perform such other tasks as the full Board deems necessary or appropriate. The Audit Committee met two times during the last fiscal year.

The Board has a Nominating and Governance Committee comprised of only the Independent Trustees, Messrs. Hatch, Wagner, Fairfield and Sechler. The Nominating Committee, established by the Board on June 27, 2007, has the responsibility, among other things, to: (i) identify, research, recruit and evaluate candidates for nominations for Board members; (ii) make recommendations and consider shareholder recommendations for nominations for Board members; (iii) review and evaluate the Board’s structure and governance policies, procedures and practices; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating and Governance Committee did not meet during the last fiscal year.

According to the Nominating and Governance Committee Charter approved by the Board, the Nominating and Governance Committee will consider and review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Trust. In order to recommend a nominee, a “qualifying shareholder” (as defined below) should provide a written notice to the Nominating and Governance Committee containing the following information: (a) the name and address of the qualifying shareholder making the recommendation; (b) the number of shares of each Fund that are owned of record and beneficially by such qualifying shareholder and the length of time that such shares have been so owned by the qualifying shareholder; (c) a description of all arrangements and understandings between such qualifying shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) the resume or curriculum vitae of the person or persons being recommended and such other information regarding each person recommended by such qualifying shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed. The notice should be sent to the Nominating and Governance Committee, care of the Secretary of the Trust at 909 North Washington Street, Alexandria, VA 22314, and the envelope containing the notice should indicate “Nominating and Governance Committee.”

A “qualifying shareholder” who is eligible to recommend a nominee to the Nominating Committee is a (i) shareholder that owns of record, beneficially or through a financial intermediary $10,000 or more of a Fund’s shares, (ii) has been a shareholder of $10,000 or more of the Fund’s shares for 12 months or more prior to submitting the recommendation to the Committee, and (iii) provides a written notice to the Committee containing the information above.

It is the intention of the Committee that the recommending shareholder demonstrate a significant and long-term commitment to the Trust and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Trust and all of its shareholders.

In the event the Committee receives a recommendation from a qualifying shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Committee shall retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Committee commences its efforts to fill such vacancy.

Security and Other Interests.    The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund of the Trust and in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2008, unless otherwise noted.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee within the Fund Complex
General Monroe W. Hatch, Jr.	$10,001-$50,000 in Balanced Fund	$10,001-$50,000
General Louis C. Wagner, Jr.	$10,001-$50,000 in Large Cap Growth Fund $1-$10,000 in Science & Technology Fund $1-$10,000 in Small Cap Fund	$10,001-$50,000
Lieutenant General John S. Fairfield	$10,001-$50,000 in Balanced Fund $10,001-$50,000 in Large Cap Growth Fund $10,001-$50,000 in Science & Technology Fund	$10,001-$50,000
Brigadier General Henry J. Sechler	$10,001-$50,000 in Balanced Fund $10,001-$50,000 in Total Return Bond Fund $10,001-$50,000 in Large Cap Growth Fund $10,001-$50,000 in Mid Cap Value Fund $10,001-$50,000 in Small Cap Fund	Over $100,000

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee within the Fund Complex
General Ralph E. Eberhart	$10,001-$50,000 in Balanced Fund $10,001-$50,000 in Large Cap Growth Fund $10,001-$50,000 in Mid Cap Value Fund $10,001-$50,000 in Small Cap Fund	Over $100,000
Robert E. Morrison, Jr.	Over $100,000 in Mid Cap Value Fund $10,001-$50,000 in Balanced Fund Over $100,000 in Large Cap Growth Fund $50,001-$100,000 in Small Cap Fund $10,001-$50,000 in Science & Technology Fund	Over $100,000
Charles A. Gabriel	$10,001-$50,000 in Balanced Fund Over $100,000 in Large Cap Growth Fund $10,001-$50,000 in Small Cap Fund $10,001-$50,000 in Science & Technology Fund	Over $100,000

As of December 31, 2008, none of the Independent Trustees, or their immediate family members owned beneficially or of record, an interest in the Manager or PFPC Distributors, Inc. (the “Underwriter”), or in any person directly or indirectly controlling, controlled by, or under common control with the Manager or Underwriter.

Compensation.    Independent Trustees are compensated and reimbursed by the Funds for their expenses arising out of normal duties and services. Trustee compensation for the fiscal year ended March 31, 2009, was as follows:

Name of Person And Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustee

INTERESTED TRUSTEES*
General Ralph E. Eberhart	$0	$0	$0	$0
Charles A. Gabriel	$16,000	$0	$0	$16,000
Robert E. Morrison, Jr.	$0	$0	$0	$0

INDEPENDENT TRUSTEES

General Monroe W. Hatch, Jr.	$16,000	$0	$0	$16,000

General Louis C. Wagner, Jr.	$16,000	$0	$0	$16,000

Lieutenant General John S. Fairfield	$16,000	$0	$0	$16,000

Brigadier General Henry J. Sechler	$16,000	$0	$0	$16,000

* Messrs. Eberhart, Gabriel and Morrison are “interested trustees” as that term is defined under the 1940 Act. Mr. Gabriel is considered to be an interested trustee until October 31, 2009 due to the fact that he previously served as a Director of AFBA 5Star Investment Management Company, and therefore, under the 1940 Act, he must be considered an interested trustee of the Trust. No interested trustees, who are also employees of the Trust or its affiliates, receive any compensation in their position as Trustee of the Trust.

Trustees Fairfield, Hatch, Sechler and Wagner have no financial interest in, nor are they affiliated with, the Manager, the Underwriter or with any of the Funds’ current sub-advisers: Dreman Value Management, L.L.C., Marvin & Palmer Associates, Inc., Financial Counselors, Inc., The London Company and Scout Investment Advisors, Inc. (each a “Sub-Adviser,” collectively the “Sub-Advisers”).

Code of Ethics.    The Trust, the Manager, the Sub-Advisers and the Underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act. Under each code of ethics, persons who are designated as access persons are restricted in their personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund. Each code of ethics contains provisions designed to substantially comply with the federal securities laws. The codes of ethics are on file with the SEC.

Proxy Voting Policies and Procedures.  The Funds delegate all proxy voting decisions regarding the Funds’ securities to the Funds’ Sub-Advisers, subject to the Board’s continuing oversight. As a result, the Funds’ Board has adopted each Sub-Adviser’s proxy voting policies and procedures as the Funds’ proxy voting policies and procedures (the “Policies and Procedures”). In exercising their voting obligations, each Sub-Adviser is guided by its general fiduciary duty to act prudently and in the best interest of the Funds in which they manage. Each Sub-Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

Each Sub-Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its respective Sub-Advisory agreement with the Manager. The Sub-Advisers will vote all proxies and act on all other actions of the securities for which the Sub-Adviser is responsible in a timely manner as part of their full discretionary authority over Fund assets in accordance with the Policies and Procedures. Examples of the types of corporate actions on which the Sub-Advisers vote proxies for company securities that the Funds hold may include, without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

The proxy voting policies and procedures of each respective Sub-Adviser are attached herewith beginning at Appendix B.

As of August 31 each year, a copy of each Fund’s proxy voting record for the previous twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 243-9865 or via the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Sub-Advisers.    AFBA 5Star Investment Management Company acts as Manager of the Funds and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is a wholly-owned subsidiary of 5Star Financial LLC and, ultimately, a wholly-owned subsidiary of AFBA, which was organized in 1947 to provide low-cost life insurance for military families. The Manager organized the Trust in 1997 and employed, at its own expense, in accordance with the Management Agreement between the Manager and the Funds, Dreman Value Management, L.L.C. (“Dreman”), Marvin & Palmer Associates, Inc. (“Marvin & Palmer”), Financial Counselors, Inc. (“FCI”), The London Company (“London Co.”) and Scout Investment Advisors, Inc. (“Scout”) as Sub-Advisers to the Funds.

Pursuant to sub-advisory agreements between AFBA 5Star Investment Management Company and each Sub-Adviser, Dreman manages the entire AFBA 5Star Mid Cap Value Fund portfolio; Marvin & Palmer manages the entire AFBA 5Star Large Cap Growth Fund portfolio; FCI manages the entire AFBA 5Star Total Return Bond Fund portfolio and the fixed-income segment of the AFBA 5Star Balanced Fund portfolio; the London Co. manages the equity segment of the AFBA 5Star Balanced Fund portfolio and a portion of the AFBA 5Star Small Cap Fund portfolio and Scout manages the entire AFBA 5Star Science & Technology Fund portfolio and a portion of the AFBA 5Star Small Cap Fund portfolio. The sub-advisory agreements were approved by the Board, including the Independent Trustees, and shareholders of each Fund. The Sub-Advisers began managing the Funds on July 16, 2007, except for Scout, which began managing the AFBA 5Star Science & Technology Fund and a portion of the AFBA 5Star Small Cap Fund on July 1, 2009. TrendStar Advisors, LLC (“TrendStar”), a former sub-adviser to all or a portion of the AFBA 5Star Small Cap Fund and AFBA 5Star Science & Technology Fund, sold its mutual fund advisory business to Scout, a subsidiary of UMB Financial Corporation, on June 30, 2009. The Manager, therefore, recommended, and the Board approved, the appointment of Scout as sub-adviser to the Funds pursuant to an interim sub-advisory agreement between the Manager and Scout which took effect on July 1, 2009.

For its services as Manager, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of AFBA 5Star Balanced, AFBA 5Star Large Cap Growth, AFBA 5Star Total Return Bond, AFBA 5Star Mid Cap Value, AFBA 5Star Science & Technology and 5Star Small Cap Funds (excluding Rule 12b-1 and shareholder service fees) to 1.08%, 1.28%, 1.05%, 1.39%, 1.75% and 1.39%, respectively, for the period August 1, 2009 through July 31, 2010. Thereafter, the Manager may either renew or terminate these arrangements. The Manager has also voluntarily agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of AFBA 5Star Balanced Fund to 0.99% (from 1.08%). The Manager may terminate this voluntary arrangement at any time. When a Fund’s assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The Manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

For the past three fiscal years, the Funds paid the Manager the following amounts:

Name of Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2009
AFBA 5Star Mid Cap Value Fund
Advisory Fees Paid	$233,073	$207,766	$118,911
Fees Reduced/Expenses Reimbursed	($95,975)	($146,307)	($168,267)
Net Fees	$137,098	$61,459	($49,356)

AFBA 5Star Small Cap Fund
Advisory Fees Paid	$1,855,408	$1,055,061	$244,749
Fees Reduced/Expenses Reimbursed	$0.00	($265,253)	($333,926)
Net Fees	$1,855,408	$789,808	($89,177)

AFBA 5Star Large Cap Growth Fund
Advisory Fees Paid	$249,581	$234,682	$259,967
Fees Reduced/Expenses Reimbursed	($93,145)	($148,205)	($215,497)
Net Fees	$156,436	$86,477	$44,470

AFBA 5Star Balanced Fund
Advisory Fees Paid	$675,705	$696,495	$596,752
Fees Reduced/Expenses Reimbursed	($148,827)	($285,218)	($387,497)
Net Fees	$526,878	$411,277	$209,255

AFBA 5Star Total Return Bond Fund
Advisory Fees Paid	$181,623	$174,006	$207,071
Fees Reduced/Expenses Reimbursed	($144,827)	($188,342)	($210,127)
Net Fees	$36,796	($14,336)	($3,056)

AFBA 5Star Science & Technology Fund
Advisory Fees Paid	$88,900	$111,276	$78,092
Fees Reduced/Expenses Reimbursed	($118,489)	($127,511)	($142,474)
Net Fees	($29,589)	($16,235)	($64,382)

Dreman, the current Sub-Adviser of the Mid Cap Value Fund, was founded in 1997, with predecessor firms dating back to 1977, as an investment advisory firm and is an investment adviser registered under the Advisers Act. Dreman is controlled by David N. Dreman.

Marvin & Palmer, the current Sub-Adviser of the Large Cap Growth Fund, was originally founded by David Marvin and Stanley Palmer in 1986 as a global growth equity specialist investment advisory firm and is an investment adviser registered under the Advisers Act. Marvin & Palmer is approximately 95% owned by its employees, including majority owned by Mr. Marvin.

FCI, the current Sub-Adviser of the Total Return Bond Fund and the fixed income portion of the Balanced Fund, was originally founded in 1966 as an investment advisory firm and is an investment adviser registered under the Advisers Act. FCI’s ultimate parent company is MTC Holding Corporation, which is a holding company and majority owned by Bradley A. Bergman, a Director of FCI and the President and Director of MTC Holding Corporation.

The London Co., the current Sub-Adviser of the Small Cap Fund and the Balanced Fund, was founded by Stephen M. Goddard, CFA in 1994 and is an investment adviser registered under the Advisers Act. The London Co. is currently wholly-owned by Mr. Goddard.

Scout, the current Sub-Adviser of the Small Cap Fund and the Science & Technology Fund, is an investment adviser registered under the Advisers Act. Scout is a wholly-owned subsidiary of UMB Financial Corporation.

Pursuant to the sub-advisory agreements between the Manager and each Sub-Adviser, the Sub-Advisers provide the Funds with day-to-day management of the Funds’ portfolio, including the investment and reinvestment of the Funds’ investments, subject to the supervision and control of the Trustees of the Trust and the Manager.

Under the sub-advisory agreements, each Sub-Adviser, except FCI, is paid 0.33% of the average daily net assets of the portion of the Fund that the Sub-Adviser is managing by the Manager in connection with the performance of the Sub-Adviser’s services under the sub-advisory agreement. FCI receives 0.27% of the average daily net assets of the Total Return Bond Fund and the portion of the Balanced Fund that it manages by the Manager in connection with its performance under its Sub-Advisory Agreements.

For the fiscal year ended March 31, 2007 and for the fiscal period beginning April 1, 2007 until July 15, 2007, the Manager paid Kornitzer Capital Management, Inc., the former sole sub-adviser to the Funds, the following amounts for its services to each Fund:

Name of Fund	Fiscal Year Ended March 31, 2007	Fiscal Period April 1, 2007 to July 15, 2007
AFBA 5Star Mid Cap Value Fund	$96,143	$33,449
AFBA 5Star Small Cap Fund	$765,356	$248,026
AFBA 5Star Large Cap Growth Fund	$102,952	$26,643
AFBA 5Star Balanced Fund	$278,728	$86,782
AFBA 5Star Total Return Bond Fund	$102,952	$19,913
AFBA 5Star Science & Technology Fund	$36,671	$13,725

For the period from July 16, 2007 until March 31, 2008 and the last fiscal year, the aggregate sub-advisory fee paid by the Manager with respect to each Fund is as follows:

Name of Fund	Fiscal Period July 16, 2007 to March 31, 2008	Fiscal Year Ended March 31, 2009
AFBA 5Star Mid Cap Value Fund	$52,291	$49,051
AFBA 5Star Small Cap Fund	$188,981	$100,959
AFBA 5Star Large Cap Growth Fund	$70,161	$135,724
AFBA 5Star Balanced Fund	$189,605	$229,068
AFBA 5Star Total Return Bond Fund	$42,439	$69,886
AFBA 5Star Science & Technology Fund	$32,178	$32,213

Each Fund bears the cost of personnel as shall be necessary to carry out its normal operations; fees of the Independent Trustees, the custodian, the Independent Registered Public Accounting Firm and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund’s records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund’s shares for sale in any jurisdiction; brokerage commissions; or any other expenses incurred by it which are not assumed in the Management Agreement by the Manager.

Portfolio Managers. The following paragraphs provide certain information with respect to the portfolio managers of the Funds as identified in the Prospectus and the material conflicts that may arise in connection with their management of the investments of the Funds, on the one hand, and the investments of other clients for which they may have primary responsibility.

Dreman Value Management, LLC

Dreman manages the entire AFBA 5Star Mid Cap Value Fund portfolio. The investment team managing the portfolio is comprised of David N. Dreman, F. James Hutchinson, Mark Roach and E. Clifton Hoover, Jr., who are primarily responsible for the day-to-day management of the portfolio. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of March 31, 2009.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Manager Fee is Based on Account Performance	Total Assets in Accounts Where Manager Fee is Based on Account Performance

David N. Dreman	Registered Investment Companies	19	$5.23 billion	0	$0

	Other Pooled Investment Vehicles	4	$110.12 million	1	$3 million

	Other Accounts	112	$799.14 million	0	$0

F. James Hutchinson	Registered Investment Companies	8	$3.24 billion	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	0	$0	0	$0

Mark Roach	Registered Investment Companies	10	$1.82 billion	0	$0

		0	$0	0	$0

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Manager Fee is Based on Account Performance	Total Assets in Accounts Where Manager Fee is Based on Account Performance

	Other Accounts	20	$112.71 million	0	$0

E. Clifton Hoover, Jr.	Registered Investment Companies	16	$5.1 billion	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	93	$688.68 million	0	$0

There are certain conflicts of interest that are integral to the operations of an investment adviser. Dreman has adopted certain policies and procedures in order to address these potential conflicts of interests, including Trade Rotation procedures, which are intended to balance the concerns of fair treatment for clients with the requirements of operating a fair and orderly trading system, investment management system, portfolio accounting system and recordkeeping system. In addition, Dreman has adopted a Code of Ethics to ensure employees treat all clients fairly.

Dreman has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

Dreman’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically investment advisory firms. The variable component of Dreman’s compensation plan, which takes the form of a cash bonus combined with employee retention bonus units payable over time, is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in Dreman or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in Dreman’s profit sharing plan, a defined contribution plan that allows Dreman to contribute up to twenty percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. Dreman maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to Dreman’s profit sharing plan vest over a specified term. Finally, all employees of Dreman including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional’s performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)

Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)

Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund’s benchmark index.

(iii)

Performance of the Fund’s portfolio measured through attribution analysis models which analyzes the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)	Ability to work well with other members of the investment professional team and mentor junior members.

(ii)	Contributions to the organizational overall success with new product strategies.

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

As of March 31, 2009, David N. Dreman, F. James Hutchinson, Mark Roach and E. Clifton Hoover, Jr. did not own shares of the AFBA 5Star Mid Cap Value Fund.

Marvin & Palmer Associates, Inc.

Marvin & Palmer manages the entire AFBA 5Star Large Cap Growth Fund portfolio. The investment team managing the portfolio is comprised of David Marvin, Jay Middleton, Stephen Marvin and Porter Schutt, who are primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of March 31, 2009.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Manager Fee is Based on Account Performance	Total Assets in Accounts Where Manager Fee is Based on Account Performance
David Marvin	Registered Investment Companies	9	$159.5 million	3	$64.7 million

	Other Pooled Investment Vehicles	10	$391.9 million	2	$48.1 million

	Other Accounts	60	$4.3 billion	8	$861 million

Jay Middleton	Registered Investment Companies	9	$159.5 million	3	$64.7 million

	Other Pooled Investment Vehicles	10	$391.9 million	2	$48.1 million

	Other Accounts	60	$4.3 billion	8	$861 million

Stephen Marvin	Registered Investment Companies	9	$159.5 million	3	$64.7 million

	Other Pooled Investment Vehicles	10	$391.9 million	2	$48.1 million

	Other Accounts	60	$4.3 billion	8	$861 million

Porter Schutt	Registered Investment Companies	9	$159.5 million	3	$64.7 million

	Other Pooled Investment Vehicles	10	$391.9 million	2	$48.1 million

	Other Accounts	60	$4.3 billion	8	$861 million

Marvin & Palmer has reviewed a number of potential conflicts of interest that it may have in the management of this account, which are discussed below. Marvin & Palmer believes that it has taken appropriate steps to prevent any of the potential conflicts from turning into an actual conflict.

Marvin & Palmer has reviewed a number of actual or potential conflicts of interest that may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where Marvin & Palmer has a greater financial incentive, such as a performance fee account. Marvin & Palmer has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients.

Marvin & Palmer is not a subsidiary of a larger organization. Its only business activities are the management of assets in its clients’ accounts and for the accounts of certain commingled investment entities, the sale of interests in such commingled investment entities and providing advice on the management of client accounts through the provision of model portfolios.

Portfolio Managers are compensated and motivated through salary, stock ownership and bonuses. Marvin & Palmer’s salaries are competitive with those of our industry peers. Marvin & Palmer stock must be purchased by their professionals rather than being granted to them. Bonuses are based on the performance of client portfolios, the individual’s contribution to Marvin & Palmer, Marvin & Palmer’s financial performance and the professional’s investment performance versus competitive peer universes. In evaluating the performance of individual Portfolio Managers, Marvin & Palmer considers the individual’s pre-tax investment performance over the most recent year in light of the specific benchmarks applied to the mandates in which the individual invests. All of Marvin & Palmer’s portfolio managers are equity owners of Marvin & Palmer except for a newly appointed portfolio manager who has not yet had the opportunity to purchase equity. Marvin & Palmer believes that these incentives align our professionals’ interests with those of our clients with respect to superior performance, effective client service, stability of the investment management team and continuity of Marvin & Palmer ownership.

As of March 31, 2009, David Marvin, Jay Middleton, Stephen Marvin and Porter Schutt did not own shares of the AFBA 5Star Large Cap Growth Fund.

Financial Counselors, Inc.

FCI manages the entire AFBA 5Star Total Return Bond Fund and the fixed income investments of the AFBA 5Star Balanced Fund portfolio. The investment team managing the portfolios is comprised of Gary B. Cloud and Peter G. Greig, who are both primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of March 31, 2009.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Manager Fee is Based on Account Performance	Total Assets in Accounts Where Manager Fee is Based on Account Performance

Peter G. Greig	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	18	$569,673,337	0	$0

Gary B. Cloud	Registered Investment Companies	1	$21,324,968	0	$0

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Manager Fee is Based on Account Performance	Total Assets in Accounts Where Manager Fee is Based on Account Performance

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	33	$486,901,861	0	$0

With respect to potential conflicts of interest, to the extent that a Fund managed by FCI and another client of FCI seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. FCI maintains a detailed trading policy manual designed to address these conflicts of interest, as well as a code of ethics which is designed to address conflicts of interest that may arise from the personal trading of FCI’s employees.

Each portfolio manager is compensated for his services by FCI. Each portfolio manager’s compensation consists of a fixed base salary, a performance-based bonus and the right to participate in FCI’s profit sharing and 401(k) plan. Each portfolio manager is eligible to receive an annual bonus from FCI. The annual performance based bonus is calculated as follows: 50% based on client retention and other bonus considerations and 50% based on the performance of FCI’s fixed income composites compared to the appropriate Barclays Capital Indices. Performance is calculated for the prior calendar year on a pre-tax basis. Senior portfolio managers have an opportunity to be shareholders of the privately held holding company, MTC Holding, the parent company of FCI.

As of March 31, 2009, Peter G. Greig and Gary B. Cloud did not own shares of the AFBA 5Star Total Return Bond and AFBA 5Star Balanced Funds.

The London Company

The London Co. manages the equity investments of the AFBA 5Star Balanced Fund portfolio and a portion of the AFBA 5Star Small Cap Fund portfolio. The investment team managing the portfolios is comprised of Stephen M. Goddard, Jonathan T. Moody and J. Wade Stinnette, Jr., who are primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of March 31, 2009.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Manager Fee is Based on Account Performance	Total Assets in Accounts Where Manager Fee is Based on Account Performance

Stephen M. Goddard	Registered Investment Companies	2	$42 million	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	120	$317 million	1	$1.6 million

Jonathan T. Moody	Registered Investment Companies	1	$6.5 million	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	1567	$366 million	0	$0

J. Wade Stinnette, Jr.	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	104	$42 million	0	$0

The Fund investments and the investments of other accounts managed by the London Co. are not likely to experience any material conflict of interest. The London Co. employs a trade rotation policy to ensure that all accounts managed by the London Co. are handled in a fair and equitable manner by each portfolio manager. The London Co. also maintains a detailed compliance manual designed to address any potential conflicts of interest, as well as a code of ethics which is designed to address conflicts of interest that may arise from the personal trading of the London Co.’s employees.

The London Co. provides compensation that attracts high-caliber professionals. Employees receive an annual salary plus a year end bonus based on stock and portfolio performance, as well as overall contribution to the London Co. No specific benchmark is used to determine the amount of bonuses paid to employees. Bonuses are measured using a general assessment of stock and portfolio performance compared to the S&P 500, Russell 1000 and Russell 2000 Indices relative to the market capitalization, stock sector and objective of the portfolios being managed.

As of March 31, 2009, Stephen M. Goddard, Jonathan T. Moody and J. Wade Stinnette, Jr. did not own shares of the AFBA 5Star Balanced and AFBA 5Star Small Cap Funds.

Scout Investment Advisors, Inc.

Scout manages the entire AFBA 5Star Science & Technology portfolio and a portion of the AFBA 5Star Small Cap portfolio. The investment team managing the portfolios is comprised of Thomas W. Laming and James R. McBride, who are primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of March 31, 2009.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Manager Fee is Based on Account Performance	Total Assets in Accounts Where Manager Fee is Based on Account Performance

Thomas W. Laming	Registered Investment Companies	2	$12 million	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	34	$54 million	0	$0

James R. McBride	Registered Investment Companies	2	$12 million	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	34	$54 million	0	$0

Because Scout manages multiple accounts with similar objectives it relies on a trade aggregation policy designed to avoid conflict between different accounts. Scout will normally engage in aggregated trading of portfolio securities involving multiple clients whenever such clients have substantially similar investment objectives, hold the same portfolio security that is subject to the trade aggregation, and would each individually benefit from participating in the trade aggregation. The purpose of aggregating trades is to achieve economies of scale, obtain best possible execution and avoid favoritism in effecting transactions for the benefit of multiple client accounts having similar trading requirements.

Scout implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The basic compensation structure combines a fixed base salary supplemented with a variable bonus plan that has the potential to equal base salary.

Scout places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout. This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can equal base salary, providing the greatest incentive to align investment management to the client’s success.

The bonus plan incorporates the investment performance of the management team and growth in assets under management generated by new business. Pre-tax investment performance accounts for 80% while new business generation accounts for 20% of the bonus plan structure. Investment performance is evaluated on a 1-year and 3-year time frame based on two factors. Initially, performance is judged against the unmanaged benchmark index assigned to the investment strategy. Next, performance is measured relative to the median investment manager performance in the strategy’s discipline according to Lipper. Finally, performance is assessed on whether the manager was able to achieve the top quartile of the strategy’s discipline according to Lipper.

Scout employs an incentive stock option program. However, this program currently comprises a very small portion of overall compensation. Scout continually evaluates strategies to keep it competitive in overall compensation and align the structure directly to the success of Scout’s clients. Scout does not enter into any employment contracts or non-compete agreements with any of its investment professionals.

As of March 31, 2009, Thomas W. Laming owned $50,001 to $100,000 of equity securities in each of the AFBA 5Star Science & Technology Fund and the AFBA 5Star Small Cap Fund. As of the same date, James R. McBride owned $1 to $10,000 of equity securities in the AFBA 5Star Small Cap Fund and $10,001 to $50,000 of equity securities in the AFBA 5Star Science & Technology Fund.

Administration and Accounting Services.    Under a separate Administration and Accounting Services Agreement, PNC Global Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Funds. These services include preparing shareholder reports, providing statistical data and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PNC Global Investment Servicing prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PNC Global Investment Servicing include determining the net asset value (“NAV”) per share of each Fund and maintaining records relating to the securities transactions of each Fund. The Administration and Accounting Services Agreement provides that PNC Global Investment Servicing and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement. For the fiscal years ended March 31, 2007, 2008 and 2009, PNC Global Investment Servicing received $675,000, $684,373 and $590,878, respectively, from the Funds for administration and accounting services.

Additional Service Providers

Independent Registered Public Accounting Firm.    The Funds’ are audited by an Independent Registered Public Accounting Firm approved by the Board each year. For the fiscal year ended March 31, 2007, the Funds’ former auditor audited the Funds’ financial statements. Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145 currently serves as the Funds’ Independent Registered Public Accountants.

Custodian.    PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as the Funds’ custodian.

Transfer Agent.    PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406, serves as the Funds’ transfer agent.

Counsel.    The law firm of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as legal counsel to the Trust and Independent Legal Counsel to the Independent Trustees.

DISTRIBUTION OF SHARES AND RULE 12b-1 PLAN

Pursuant to an Underwriting Agreement (the “Underwriting Agreement”), PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406, serves as the Underwriter of the Funds’ shares. The Underwriting Agreement grants the Underwriter the right to sell shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously.

Under the terms of the Underwriting Agreement, the Underwriter agrees to use all reasonable efforts to secure purchasers for shares of the Funds and may choose to pay expenses of printing and distributing Prospectuses, SAIs and reports prepared for use in connection with the sale of the Funds’ shares and any other literature and advertising used in connection with the offering out of the compensation it receives pursuant to the Funds’ Distribution Plan for its Class C Shares (the “Class C Plan”), which has been adopted pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”). The Underwriter receives no Rule 12b-1 fees in connection with the sale of Class I Shares or the Advisor Class Shares of the Funds.

The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under such agreement, will not be liable to any of the Funds or their shareholders for losses arising in connection with the sale of shares of the Funds.

The Underwriting Agreement became effective as of January 1, 2001 and continued in effect for a period of two years. Thereafter, the Underwriting Agreement has continued in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.

The Underwriting Agreement terminates automatically in the event of an assignment and is terminable without payment of any penalty with respect to a Fund (i) by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Trust.

The Underwriter will be compensated for distribution services according to the Rule 12b-1 Plan, regardless of the expenses the Underwriter incurred for its services. The Rule 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of Prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities. The Underwriter has entered into an agreement with the Manager through which the Manager will pay selling broker-dealers commissions promptly after the sale of Class C Shares in exchange for the payment by the Underwriter of the distribution fees, contingent deferred sales charge (“CDSC”) and service fees it receives with respect to those shares. Amounts payable under the Rule 12b-1 Plan can exceed distribution or shareholder servicing expenses actually incurred by the Underwriter.

The Class C Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets of a Fund’s Class C Shares (or such lesser amount as may be established by a majority of the Board, including a majority of the Independent Trustees) as compensation for the Underwriter’s role in the distribution of a Fund’s Class C Shares.

Under the Class C Plan, total payments by the Funds for the fiscal year ended March 31, 2009, were:

	Mid Cap Value Fund	Small Cap Fund	Large Cap Growth Fund	Balanced Fund	Total Return Bond Fund	Science & Technology Fund
Advertising	$0	$0	$0	$0	$0	$0
Printing and mailing Prospectuses other than to current shareholders	$0	$0	$0	$0	$0	$0
Payments withheld by the underwriter	$0	$0	$0	$0	$0	$0
Payments to broker-dealers	$8,616	$25,897	$4,996	$64,917	$8,859	$8,484
Payments to sub-underwriter	$3,445	$8,188	$1,745	$48,094	$818	$1,311
Total	$12,061	$34,085	$6,741	$113,011	$9,677	$9,795

Additional Payments to Dealers and Financial Intermediaries.    In addition to the commissions that may be paid to dealers and financial intermediaries by the Funds as described above, the Manager may also make additional payments out of its own assets to dealers or financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares, which may include payments for marketing support, program servicing, processing support or other payments to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation also may be provided by the Manager to financial intermediaries to enable the Manager to participate in and/or present at conferences or seminars, sales or training programs and/or other sponsored events. These additional payments by the Manager may be based on current assets, gross sales, the Fund’s advisory fees or other measures, as determined from time to time by the Manager. The Manager may make certain of these payments to dealers or financial intermediaries with a meaningful business relationship with the Funds. As of the date of this SAI, the Manager may pay a more substantial amount of additional cash payments to the following firms in connection with the sale of Fund shares: Charles Schwab, Pershing, National Financial Services, The Hartford, UBS Financial, LPL Financial, Merrill Lynch, Pierce, Fenner & Smith, Pruco Securities, American Enterprise Investment Services and MSCS Financial Services. You should consult your dealer or financial intermediary for more details about any such payment it receives.

Shareholder Service Plan

In addition, the Board (including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of a Shareholder Service Plan) has adopted a Shareholder Service Plan pursuant to Rule 12b-1 with respect to the Advisor Class and Class C Shares of the Funds (the “Shareholder Service Plan”). Under the Shareholder Service Plan, the Trust, on behalf of each Fund, or its authorized agents (Manager or Underwriter) are authorized to enter into shareholder service agreements with financial institutions and other persons who provide certain shareholder and administrative services to shareholders of the Funds (the “Shareholder Service Providers”). Pursuant to the Shareholder Service Plan, the Funds shall pay the Shareholder Service Providers a monthly fee not to exceed per annum 0.25% of average daily net assets for the Advisor Class and Class C Shares of each Fund with which the Service Provider maintains a service relationship.

From time to time, the Manager may make payments to third parties out of its own resources, including payments of fees for shareholder servicing and transfer agency functions. If such payments are deemed to be indirect financing of an activity primarily intended to result in the sale of Class C Shares of a Fund within the context of Rule 12b-1 under the 1940 Act, such payments shall be deemed to be authorized by the Rule 12b-1 Plan. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class C Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

The Rule 12b-1 Plan and the agreement entered into pursuant to the Rule 12b-1 Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding shares of the class of such Fund, or by vote of a majority of the Trust’s Independent Trustees, on not more than sixty (60) days’ written notice.

Under the Shareholder Service Plan, the total payments by Funds for the fiscal year ended March 31, 2009, were:

	Mid Cap Value Fund	Small Cap Fund	Large Cap Growth Fund	Balanced Fund	Total Return Bond Fund	Science & Technology Fund
Advisor Class	$5,818	$41,849	$4,986	$53,016	$4,960	$3,675
Class C	$4,020	$11,369	$2,233	$37,656	$3,226	$3,265
Total	$9,838	$53,218	$7,219	$90,672	$8,186	$6,940

Front-End Sales Charges.    Effective July 21, 2008, Advisor Class Shares’ front-end sales charge (load) was eliminated.

The table below shows the aggregate sales charges received by the Underwriter and the amounts retained by the Underwriter for the past three fiscal years for shares of each class of shares for each Fund:

	For the Fiscal Year Ended March 31, 2007		For the Fiscal Year Ended March 31, 2008		For the Fiscal Year Ended March 31, 2009
Name of Fund	Amount Received	Amount Retained	Amount Received	Amount Retained	Amount Received	Amount Retained
AFBA 5Star Mid Cap Value Fund	$14,222	$1,380	$5,099	$719	$529	$50
AFBA 5Star Small Cap Fund	$158,531	$17,337	$14,086	$1,416	$1,751	$158
AFBA 5Star Large Cap Growth Fund	$4,613	$563	$14,245	$1,849	$419	$37
AFBA 5Star Balanced Fund	$182,794	$22,558	$91,051	$12,388	$34,531	$3,381
AFBA 5Star Total Return Bond Fund	$1,177	$152	$3,750	$589	$49	$6
AFBA 5Star Science & Technology Fund	$25,929	$2,500	$0	$0	$1,032	$137

BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the Funds are made by the Funds’ Sub-Advisers, with occasional guidance from the Manager when requested. The portfolio managers of the Funds are generally responsible for implementing and supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. Following is information on the amount of brokerage commissions paid by each Fund during the last three fiscal years:

Name of Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2009
AFBA 5Star Mid Cap Value Fund	$27,452	$69,397	$14,490
AFBA 5Star Small Cap Fund	$165,174	$708,593	$106,630
AFBA 5Star Large Cap Growth Fund	$38,699	$60,640	$92,371
AFBA 5Star Balanced Fund	$26,691	$55,800	$34,423
AFBA 5Star Total Return Bond Fund	$1,284	$93	$0
AFBA 5Star Science & Technology Fund	$18,451	$24,740	$14,457

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2008 and 2009 are set forth earlier in the SAI. For the fiscal year ended March 31, 2008, the AFBA 5Star Small Cap Fund’s brokerage commissions increased in light of higher portfolio turnover related to a realignment of the Fund’s portfolio with a revised investment objective and policies, as approved by shareholders and/or the sub-adviser’s investment strategies.

The level of brokerage commissions generated by a Fund is directly related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, the Sub-Advisers’ interpretation of the market or economic environment, etc. The Funds, in purchasing and selling portfolio securities, will seek best execution consistent with the circumstances that exist at the time. The Funds do not intend to solicit competitive bids on each transaction.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange (the “Exchange”) or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker-dealer who maintains a primary market for the security unless it appears that better execution may be obtained elsewhere.

The Funds have adopted a Directed Brokerage Policy that prohibits the Manager and the Funds’ current Sub-Advisers from considering the sale of Fund shares as a factor in the selection of brokers-dealers to execute portfolio transactions. However, the Directed Brokerage Policy allows the Manager and the Funds’ Sub-Advisers to place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds’ shares for their clients so long as certain safeguards are met.

Research and brokerage services furnished by broker-dealers and others may be useful to the Funds’ Sub-Advisers in serving the Funds as well as other clients. Similarly, the Funds may benefit from research and brokerage services obtained by the Sub-Advisers from the placement of portfolio brokerage of other clients. The Funds may pay a higher rate of commission to brokers-dealers who provide research or brokerage services to the Manager or Sub-Advisers within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended when it appears that this would be in the best interests of the shareholders.

Research and brokerage services provided by brokers-dealers include advice, either directly or through publications or writings, as to: the value of securities; the advisability of purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic, political and legal factors and trends and portfolio strategy. In some cases, research and brokerage services are generated by third parties but are provided to the Manager or Sub-Advisers by or through a broker-dealer. No commitment is made to any broker-dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by the Board and the Manager.

The table below indicates the total amount of brokerage commissions paid by each Fund to broker-dealers who provided research services for the Funds and total related portfolio transactions for the fiscal year ended March 31, 2009.

Name of Fund	Commissions	Transactions
AFBA Mid Cap Value Fund	$5,759.00	$5,429,422.51
AFBA 5Star Small Cap Fund	$30,089.43	$18,813,983.89
AFBA 5Star Large Cap Growth Fund	$9,497.00	$12,365,013.00
AFBA 5Star Balanced Fund	$34,437.99	$29,272,491.59
AFBA 5Star Total Return Bond Fund	$0	$0
AFBA 5Star Science & Technology Fund	$14,561.00	$9,593,688.00

Certain Funds own securities of their regular broker-dealers. As of the fiscal year ended March 31, 2009, the Funds owned the following dollar amounts of securities of each Fund’s regular broker-dealers:

Name of Fund	Regular broker-dealers	Amount
AFBA 5Star Total Return Bond Fund	Bank of America, Corp. Credit Suisse Goldman Sachs Group, Inc. JP Morgan Chase & Co. Merrill Lynch & Co., Inc. Morgan Stanley Wachovia Corp. Wells Fargo Company	$161,621 $439,781 $271,079 $235,451 $135,005 $393,280 $166,062 $291,513
AFBA 5Star Large Cap Growth Fund	Goldman Sachs Group, Inc. Morgan Stanley	$911,772 $566,973
AFBA 5Star Balanced Fund	Bank of America, Corp. Citigroup Inc. Credit Suisse Goldman Sachs Group, Inc. JP Morgan Chase & Co. Merrill Lynch & Co., Inc. Morgan Stanley Wachovia Corp. Wells Fargo Company	$230,888 $273,816 $486,178 $246,113 $330,465 $292,510 $450,195 $249,093 $388,684

Except as noted above, none of the Funds owned any securities of their regular broker-dealers as of the end of the last fiscal year.

When the Sub-Advisers, in their fiduciary duty, believe it to be in the best interest of the shareholders, the Funds may join with other clients of the Sub-Advisers in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed among the Funds and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues its shares in six separate series (each is in effect, a separate Fund), and each series in turn issues shares of three separate classes of shares: Advisor Class, Class C, and Class I. The shares of each class of each Fund, when issued and paid for in accordance with the Prospectus, will be legally outstanding, fully paid and non-assessable.

The separate classes of shares of a Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class C Shares bear Rule 12b-1 distribution fees of 0.75% of the average net assets of the Class C Shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Advisor Class and Class C Shares bear a shareholder service fee of 0.25% of the average net assets of the class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees. Certain expenses can vary from class to class; accordingly, the NAV of Advisor Class and Class C Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights which means that the holders of 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustee, do not have preemptive or subscription rights and are not transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Trust will not hold annual meetings except as required by the 1940 Act and other applicable laws. Under the Trust’s governing documents, a special meeting of shareholders of the Trust for the purpose of electing trustees must be held if the Trust receives the written request for a meeting from the shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting.

PURCHASING AND SELLING SHARES

Purchases.    The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly as described in the Prospectus. If you use the services of any other broker-dealer to purchase or redeem shares of a Fund, that broker-dealer may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the NAV per share next effective after the order is accepted by the Fund.

By Mail:    You, a retirement plan administrator, or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to AFBA 5Star Funds, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. Send the check and application to:

Regular mail:	Overnight mail:
AFBA 5Star Funds	AFBA 5Star Funds
c/o PNC Global Investment Servicing (U.S.) Inc.	c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9779	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

By Wire:    You may purchase shares by wiring federal funds readily available. Please call PNC Global Investment Servicing at (888) 578-2733 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

Annual Statements. Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account that provides necessary tax information. A duplicate copy of a past annual statement is available from PNC Global Investment Servicing, at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

Sales (Redemptions).    The Trust will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Trust cannot process transaction requests that are not complete and in good order. The Trust must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

You, a retirement plan administrator, or financial intermediary may sell your shares on any Business Day as described below. A Business Day is any day that both the Exchange and PNC Global Investment Servicing, the Transfer Agent, are open for business. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. In certain circumstances, the Fund may pay redemption proceeds in the form of portfolio securities owned by the Fund. The portfolio securities distributed to you would be valued at the price used to compute the Fund’s net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

By Mail:    If shares are redeemed by mail, a signature guarantee is required for written redemption requests of $25,000 or more. A signature guarantee verifies the authenticity of your signature. When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker-dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:	Overnight mail:
AFBA 5Star Funds	AFBA 5Star Funds
c/o PNC Global Investment Servicing (U.S.) Inc.	c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9779	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

By Telephone:    If you are invested in Advisor Class, Class C or Class I Shares and prefer to redeem your shares by telephone you may elect to do so, however, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

By Wire:    Redemption proceeds may be wired to a pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more for Advisor Class, Class C or Class I Shares. A $10.00 fee will be deducted. The receiving bank may charge a fee for this service. Proceeds may also be mailed to a bank or, for amounts of $10,000 or less, mailed to the Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to the Fund account address of record, complete the appropriate section of the Application or include the Fund account address of record when written instructions are submitted. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the shares.

Redemption Fee.    The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee is calculated as a percentage of the NAV of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a CDSC. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions.

—	Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”) of the shareholder including a joint owner.

—	Redemptions of shares on an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.

—	Redemption of shares acquired through dividend reinvestment.

—

Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case or a “key employee” of a “top heavy” plan), as described in the Prospectus.

—

Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Code, following attainment of age 59 1/2, as described in the Prospectus.

—	Redemption of shares under the Funds’ systematic withdrawal plan, as well as shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs.

—	Redemption of shares held through 401(k) or other employer-sponsored retirement plans. However, the redemption fee does apply to non-mandatory withdrawals from IRAs and 403(b) custodial accounts.

Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (“RIC”) qualification for tax purposes. Despite the Funds’ implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds’ redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Funds.

Additional Purchase and Redemption Policies for Advisor Class, Class C and Class I Shares.    The Trust reserves the right to:

—	Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of a Fund’s special investment programs.

—

Cancel or change the telephone investment service, the telephone/telegraph exchange service and the automatic monthly investment plan without prior notice to you when it is in the best interest of the Funds and their investors.

—	Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice.

—	Begin charging a fee for the telephone/telegraph service and to cancel or change the service upon 60 days written notice.

—	Begin charging a fee for the systematic redemption plan upon 30 days written notice.

—

Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone/telegraph redemption method at the same time you submit the initial application to purchase shares.

—

Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

—

If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Additional Information for all Classes.

The Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer.

These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor:

The value of shares redeemed may be more or less than your cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, for other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund’s securities or to determine the value of a Fund’s net assets, or (d) ordered by a government body having jurisdiction over the Funds for the protection of the Funds’ shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Funds may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the NAV of each Fund. If payment is made in securities, you may incur transaction expenses in later converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

How Share Price is Determined.    Each Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued at fair value as determined under the direction of the Board.

PNC Global Investment Servicing determines the NAV per share of each Fund on each day that the Trust is open for business as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time). The Trust is normally open for business on each day that the Exchange is open for business, however, the Trust’s Officers are authorized to determine when the Trust shall be open for business. The NAV is calculated by adding the value of all securities and other assets in each Fund, deducting its liabilities and dividing the balance by the number of outstanding shares of the Fund.

Shares will not be priced on those days the Exchange is closed for trading. As of the date of this SAI, those days will include, but are not limited to:

New Year’s Day Martin Luther King, Jr. Day Presidents’ Day	Good Friday Memorial Day Independence Day	Labor Day Thanksgiving Day Christmas Day

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Multi-class distributions.    A Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

TAXES

Distributions of Net Investment Income.    The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains.    A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed twice each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital.    If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities.    Each Fund is permitted to invest in foreign securities as described above. Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you.

PFIC securities.    The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions.    The Funds will inform you of the amount and character of your distributions at the time they are paid and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.    Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

In order to qualify for taxation as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i)        A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)        A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies and net income derived from an interest in a qualified publicly traded partnership; and

(iii)        A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements.    As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions.    To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Post-October losses.    Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the Fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of March 31 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., April 1).

Sales, Exchanges and Redemption of Fund Shares.    Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service (“IRS”) requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed within 60 days of purchase will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.

Redemptions at a loss within six months of purchase.    Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales.    All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Cost Basis Reporting.    Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities.    Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.    For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Either none or only a nominal portion of the dividends paid by the AFBA 5Star Total Return Bond Fund will be qualified dividend income because such Fund invests primarily in debt instruments. Income dividends from interest earned by the Funds on debt securities will continue to be taxed at the higher ordinary income tax rates.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax adviser.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations.    For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by the AFBA 5Star Total Return Bond Fund will qualify for the corporate dividends-received deduction because such Fund invests primarily in debt instruments.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities.    The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund. For example:

Derivatives.    Certain Funds are permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Securities lending transactions.    A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Tax straddles.    A Fund’s investment in options, futures, forwards or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Convertible debt.    Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.    A Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (“PIK”) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Investment in taxable mortgage pools (excess inclusion income).    The Funds may invest in U.S. Real Estate Investment Trusts (“US-REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and U.S. Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy. Shareholders should consult their tax advisers about the potential tax consequences of a Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.    Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding. By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

—	provide your correct social security or taxpayer identification number,
—	certify that this number is correct,
—	certify that you are not subject to backup withholding, and
—	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.    Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisers about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.    The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.    In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains. or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.    With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.    It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income.    Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property.    A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S.-REITs. The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S.-REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

—

The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations; and

—	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
—

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

—

In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends with respect to a Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax.    An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. tax certification rules.    Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax adviser regarding your particular circumstances before making an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Trust’s Annual Report to Shareholders for the fiscal year ended March 31, 2009 (the “2009 Annual Report”) are incorporated into this SAI by reference. No other parts of the 2009 Annual Report are incorporated by reference herein. The 2009 financial statements included in the 2009 Annual Report have been audited by Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report is also incorporated herein by reference. The financial highlights in the 2009 Annual Report for the fiscal years prior to 2008 were audited by the Trust’s prior auditor. Copies of the Annual Report and the unaudited Semi-Annual Report may be obtained at no charge by telephoning the Funds at (888) 578-2733.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons.    Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to “control” a Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund. As of July 6, 2009, Armed Forces Benefit Association (“AFBA”), which is organized in Washington, D.C. and is located at 909 N. Washington Street, Alexandria, VA 22314, owned of record the following percentages of the outstanding shares of AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Growth Fund, AFBA 5Star Balanced Fund, AFBA 5 Star Total Return Bond Fund and AFBA 5Star Science & Technology Fund:63%, 24%, 70%, 34%, 68% and 53%, respectively. Accordingly, AFBA is deemed to control the Funds.

As of July 6, 2009, the following persons were the record owner or beneficial owner of 5% or more of the outstanding shares of Advisor Class, Class C or Class I Shares of each Fund:

Percent of Class

AFBA 5Star Mid Cap Value Fund (I Shares)

Armed Forces Benefit Assoc. Attn: Debbie French 909 N. Washington Street Alexandria, VA 22314-1555	81.68%

PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763 Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	6.83%

AFBA 5Star Small Cap Fund (Advisor Shares)

Prudential Investment Management Service FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center Floor 11 Mail stop: NJ 05-11-20 Newark, NJ 07102	48.02%

Percent of Class

AFBA 5Star Small Cap Fund (I Shares)

Armed Forces Benefit Assoc. Attn: Debbie French 909 N. Washington Street Alexandria, VA 22314-1555	65.32%

PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763 Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	13.45%

AFBA 5Star Large Cap Growth Fund (Advisor Shares)

Great Plains Trust Co. FBO Paul and Maureen Evans c/o Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	7.93%

Raymond James & Assoc. Inc. FBO Samia Mahmoud Abdalla c/o Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	7.49%

First Clearing, LLC Thomas E. Greenman Jr. R/O IRA c/o Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	5.35%

AFBA 5Star Large Cap Growth Fund (C Shares)

First Clearing, LLC Andrew M. Greenblatt WBNA Custodian TRAD IRA c/o Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	8.30%

Raymond James & Assoc. Inc. FBO Maelynn Reece IRA c/o Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	6.71%

Percent of Class

Raymond James & Assoc. Inc. FBO Harry E. Poe c/o Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	5.91%

AFBA 5Star Large Cap Growth Fund (I Shares)

Armed Forces Benefit Assoc. Attn: Debbie French 909 N. Washington Street Alexandria, VA 22314-1555	74.55%

PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763 Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	6.72%

AFBA 5Star Balanced Fund (Advisor Shares)

Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	22.09%

Prudential Investment Management Service FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center Floor 11 Mail stop: NJ 05-11-20 Newark, NJ 07102	5.15%

AFBA 5Star Balanced Fund (I Shares)

Armed Forces Benefit Assoc. Attn: Debbie French 909 N. Washington Street Alexandria, VA 22314-1555	50.58%

NFS LLC FEBO Armed Forces Benefit Association 909 N. Washington Street Alexandria, VA 22314-1555	24.53%

PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763 Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	5.19%

Percent of Class

AFBA 5Star Total Return Bond Fund (Advisor Shares)

Raymond James & Assoc. Inc. FBO Saginaw Community Foundation c/o Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	8.24%

AFBA 5Star Total Return Bond Fund (I Shares)

Armed Forces Benefit Assoc. Attn: Debbie French 909 N. Washington Street Alexandria, VA 22314-1555	81.15%

AFBA 5Star Science & Technology Fund (Advisor Shares)

Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	20.92%

AFBA 5Star Science & Technology Fund (I Shares)

Armed Forces Benefit Assoc. Attn: Debbie French 909 N. Washington Street Alexandria, VA 22314-1555	77.33%

PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763 Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	6.54%

Management Ownership. As of July 6, 2009, except for AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Science & Technology Fund, the Officers and Trustees as a group owned less than 1% of the outstanding shares of each Class of each of the AFBA 5Star Funds. The following table shows the shares of AFBA 5 Star Mid Cap Value Fund, AFBA 5 Star Small Cap Fund and AFBA 5Star Science & Technology Fund owned by the Officers and Trustees of the Trust:

Fund	Title of Class	Percent of Ownership
AFBA 5 Star Mid Cap Value Fund	I Shares	2.56%
AFBA 5 Star Small Cap Fund	I Shares	2.47%
AFBA 5 Star Large Cap Growth Fund	I Shares	2.29%

APPENDIX A

DESCRIPTION OF RATINGS

Description of Bond Ratings:

Standard & Poor’s Corporation (“S&P”) Debt Ratings

A S&P’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA - Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated ‘BB’ has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.

B - Debt rated ‘B’ has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.

CCC - Debt rated ‘CCC’ has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The ‘CCC’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘B’ or ‘B-’ rating.

CC - Debt rated ‘CC’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC’ rating.

C - Debt rated ‘C’ typically is applied to debt subordinated to senior debt which is assigned an actual or implied ‘CCC-’ debt rating. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating ‘CI’ is reserved for income bonds on which no interest is being paid.

D - Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Investors Services, Inc. (“Moody’s”) Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Commercial Paper Ratings:

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P’s for commercial paper in which the Funds may invest:

A-1 - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

A-2 - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper in which the Funds may invest:

Prime-1 - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

APPENDIX B

Dreman Value Management, LLC (“DVM”)

I.	PROXY VOTING POLICY AND PROCEDURES

1.	Policy.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

2.	Proxy Voting Procedures.

All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

1.	Keep a record of each proxy received.

2.	Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3.	Determine which accounts managed by DVM holds the security to which the proxy relates.

4.

Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.

Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer, VP of Operations, or their designee. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.

DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.

Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.

DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

—	the name of the issuer of the portfolio security;

—	the exchange ticker symbol of the portfolio security[1];

—	the CUSIP number of the portfolio security[1];

—	the shareholder meeting date;

—	a brief description of the matter voted on;

—	whether the matter was put forward by the issuer or a shareholder;

—	whether the investment company Client voted;

—	how the investment company Client cast its vote; and

—	whether the investment company Client cast its vote for or against management.

3.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

1.	Whether the proposal was recommended by management and DVM’s opinion of management;

2.	Whether the proposal acts to entrench existing management; and

3.	Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

[1]

The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

4.	Conflicts of Interest.

The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer’s affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

5.	Disclosure.

DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

6.	Record Keeping.

The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures and any amendments thereto.

2.

A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.	A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.

A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

6.	DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

APPENDIX C

MARVIN & PALMER ASSOCIATES, INC. (“MPA”)

Proxy Voting Policy

This policy sets forth the guidelines pursuant to which MPA will vote proxies for securities owned by its clients.*

Decisions on voting of proxies will be made by MPA unless the client otherwise specifically directs.

I.	Role of Proxy Voting Committee

1.

The Proxy Voting Committee, which is the committee consisting of two Portfolio Managers of MPA and the Head of the Administration Group (or his or her designate), is designated as the policy-making body with respect to proxy voting by MPA. In this capacity, the Proxy Voting Committee will be aided by the Heads of the Administration Group and the Operations Group, the Head Trader and the General Counsel, with whom the Proxy Voting Committee may consult as and when needed.

2.	The Proxy Voting Committee determines the Statement of Policy, which is set forth as Section II of this policy.

3.	The Proxy Voting Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

II.	Statement of Policy

1.

All decisions about how to vote a proxy with respect to an account will be made in accordance with the best investment interests of the client, including stated investment objectives and in accordance with applicable statutory and regulatory requirements, and client agreements, and the related factors that MPA believes appropriate consistent with its fiduciary duties to its clients.

2.	Generally, it is the policy of MPA, acting in accordance with the principle set forth in Section II.1, to vote proxies as recommended by an issuer’s management, subject to Section II.3.

3.

The Proxy Voting Committee will determine how to vote all proxies containing proposals that involve stockholder rights or the economics of an issuer, such as to election of an opposition slate of directors, a corporate restructuring related to a hostile takeover, or any proposal that does not appear to be in the best interests of stockholders.

4.

With respect to some non-U.S. issuers, the exercise of voting rights can cause the client’s account to incur a cost or cause the underlying shares to be blocked from trading. Although the Proxy Voting Committee recognizes the importance of the right to vote, the Proxy Voting Committee believes that the clients are better served by avoiding unnecessary costs and by preserving the right to trade shares promptly should conditions warrant. Accordingly, when exercising the vote could cause a client’s account to incur a cost or cause the underlying shares to be blocked from trading, which cost or blockage in the judgment of the Proxy Voting Committee outweighs the potential effect on the value of the client’s account of voting, a vote will not be cast.

III.	Administration

1.	The following proxy voting records shall be maintained in accordance with Section III.2:
a.	This policy;
b.	Issuer’s proxy statement received regarding client securities;

* With respect to limited partnerships or other pooled investment vehicles, the client is the limited partnership or the pooled investment vehicle as the case may be.

c.	Copies of actual votes cast on behalf of clients;
d.	Actions of the Proxy Voting Committee with respect to proxy voting;
e.	Records of written client requests for proxy voting information;
f.	Written responses (if applicable) to written or oral client requests;
g.	Research used in making the voting decision;
h.	Any documents prepared by MPA that are material to making a voting decision; and
i.	Any documents prepared by MPA to memorialize the basis for a voting decision.

2.	Records of all proxy votes will be retained for a five-year period. For the first two years, these records shall be readily accessible.

3.

The Proxy Voting Committee will designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues that are indicated by the Statement of Policy from proxies with respect to issues that are not indicated by the Statement of Policy and proxies with respect to issues designated by the Proxy Voting Committee for further review.

4.

The Proxy Voting Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely. With respect to issues that are not addressed by the Statement of Policy, the designated staff will vote proxies under the supervision of a member of the Proxy Voting Committee.

5.

Notwithstanding the foregoing, MPA may retain a service provider to administer this policy. Copies of the proxy materials received and a record as to how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to MPA promptly upon request.

IV.	Communications

1.	The Proxy Voting Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

2.

In the event a proxy is to be voted against management’s recommendation, the Proxy Voting Committee will determine whether the proxy should or should not be proceeded, or followed, by letter, telephone call or in person discussions with the issuer.

3.	MPA will disclose the following in Part II of its Form ADV and brochure:
a.	How clients can obtain information on how their proxies were voted;
b.	Concise summary of this policy;
c.	Statement that a copy of this policy is available to clients upon request.

4.

A copy of this policy shall be provided to any client promptly upon request or posted on MPA’s Website. A copy of a record of how proxies have been voted for any client’s account shall by provided to the client promptly upon request.

V.	Conflict of Interest

1.

If MPA has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client’s account, MPA shall disclose to the client in writing the substance of MPA’s interest in the issue and shall seek from the client written direction on how such issue is to be voted.

2.

If MPA does not receive written direction from a client on how to vote on an issue on which MPA has a direct or indirect interest, MPA may resolve the conflict by voting client securities based upon the recommendations of the issuer’s management.

This existence of an issue on which MPA has a direct or indirect issue shall not prevent MPA from voting on other issues on the same proxy on which MPA does not have a conflict of interest.

APPENDIX D

FINANCIAL COUNSELORS, INC. (“FCI”)

PROXY VOTING GUIDELINES

Revised July 2006

Rule 206(4)-6 issued by the Securities and Exchange Commission relates to proxy voting by investment advisors. This rule mandates that an advisor voting proxies for its clients maintain written proxy voting guidelines and disclose these guidelines and its voting record to their clients. As quoted below, it is deemed “a fraudulent, deceptive, or manipulative act for an investment adviser to exercise voting authority with respect to client securities, unless

i)	the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients,

ii)	the adviser describes its proxy voting procedures to its clients and provides copies on request, and

iii)	the adviser discloses to clients how they may obtain information on how the advisor voted their proxies.”

As the SEC states, “Investment advisors registered with us have discretionary authority to manage $19 trillion of assets on behalf of their clients. This enormous voting power gives advisors significant ability collectively, and in many cases individually, to affect the outcome of shareholder votes and influence the governance of corporations.” Advisors as a group can thus affect the future of corporations and the future value of the securities of those corporations. Understanding the responsibilities that an adviser has as a fiduciary to vote its clients’ proxies wisely and in the clients’ best interest, Financial Counselors Inc. has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolios of our clients.

PROXY VOTING PROCESS

It is stated in each Investment Management Agreement whether or not Financial Counselors Inc. (FCI) has the fiduciary responsibility to vote proxies for specific clients. In general, FCI only retains that voting authority for retirement plans, as required by the Employee Retirement Income Security Act (ERISA) and the Department of Labor. Custodians of other clients’ accounts are directed to send proxy ballots to the clients themselves. In the case of trust accounts, the custodian is often also a trustee and as such handles the proxy voting for those accounts.

Proxy voting is overseen at FCI by senior portfolio managers, currently Val Schaff, CFA. FCI subscribes to a proxy voting service run by Automatic Data Processing (ADP), which monitors proxy proposals for the companies which FCI owns in its portfolios. ADP, with information provided to it by FCI on number of shares owned, issues aggregated ballots for each proxy proposal put forward at these companies. FCI is then able to vote online with one vote (or multiple votes if appropriate) on each aggregated proxy ballot. Use of the ADP service helps ensure that FCI will not overlook any proxy proposals and helps us to monitor the shares over which we have voting authority.

It is FCI’s intention to vote on all proxy proposals in a timely manner, unless abstaining on a particular ballot is seen to be in the best interests of the shareholders. In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will disclose this conflict to our clients when it arises and obtain their consents before voting.

VOTING GUIDELINES

FCI realizes that no set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek the opinion of the Investment Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines below are simply a summary of how we would vote on general topics.

•	ROUTINE BUSINESS DECISIONS

In matters which FCI considers routine business (e.g., election of non-contested directors, name changes, company fiscal year and annual meeting date proposals, etc.), it will be our general policy to support management’s recommendations, absent a particular reason to the contrary. Votes for directors in a contested election will be considered on a case by case basis.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

•	CORPORATE GOVERNANCE

FCI will vote for all measures that act to increase the independence of the Board of Directors and for confidential voting. We will vote against proposals to limit directors’ tenure.

In addition, we believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

•	EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company
2.	Requiring stock acquired through option exercise to be held for a certain period of time
3.	Using restricted stock grants instead of options.
4.	Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.	Annual option grants that would exceed 2% of outstanding shares.
2.	Ability to issue options with an exercise price below the stock’s current market price.
3.	Automatic share replenishment (“evergreen”) feature.
4.	Authorization to permit the board of directors to materially amend a plan without shareholder approval.
5.	Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

•	CORPORATE STRUCTURE

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

We generally believe shareholders should be able to approve or reject changes to a company’s by-laws by a simple majority vote. Obviously this is impacted when classes of common stock with unequal voting rights limit the rights of certain shareholders; we generally believe this should be taken into consideration when share class selection is made by the shareholders.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

•	SHAREHOLDER RIGHTS PLANS

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will rarely support poison pill provisions, but will consider such plans on a case by case basis.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-615-2536. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

APPENDIX E

The London Company (the “Adviser”)

Proxy and Corporate Action Voting Policies and Procedures

Proxy Voting Policies and Procedures

I.	POLICY

The London Company of Virginia (the “Adviser”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). The Adviser’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. “Guidelines” below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of Institutional Shareholder Services (ISS) on all proxy votes, unless otherwise directed by the Portfolio Managers.

A.	Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1.

Vote in Accordance with the Guidelines.    To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.

Obtain Consent of Clients.    To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

3.

Client Directive to Use an Independent Third Party.    Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.

Client Maintains Proxy Voting Authority:    Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2.

Terminated Account:    Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.

Limited Value:    If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client’s account.

4.

Securities Lending Programs:    When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

5.

Unjustifiable Costs:    In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.	RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.	Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.	Proposals to stagger board members’ terms;

b.	Proposals to limit the ability of shareholders to call special meetings;

c.	Proposals to require super majority votes;

d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.	Proposals regarding “fair price” provisions;

f.	Proposals regarding “poison pill” provisions; and

g.	Permitting “green mail”.

2.	Providing cumulative voting rights.

B.	Approve

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.	Date and place of annual meeting.

3.	Limitation on charitable contributions or fees paid to lawyers.

4.	Ratification of directors’ actions on routine matters since previous annual meeting.

5.	Confidential voting.

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.	Limiting directors’ liability

7.	Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

8.	Employee Stock Purchase Plan

9.	Establish 401(k) Plan

C.	Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

1.	Pay directors solely in stocks

2.	Eliminate director mandatory retirement policy

3.	Rotate annual meeting location/date

4.	Option and stock grants to management and directors

5.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

Corporate Actions Policies and Procedures

I. Objective

The London Company (TLC) recognizes that the processing of corporate action requests can directly impact shareholder values and our clients’ portfolios. Accordingly, the purpose of this policy is to ensure that corporate actions received by TLC are voted in the best interest of the clients to maximize portfolio values over time. A corporate action request may include the processing of tender offers, rights offerings, or exercising of rights, dutch auctions on fixed income securities, and other voluntary corporate action requests.

II. Delegation

The Portfolio Manager (PM) has the responsibility for the administration and review of all corporate action requests. The PM may delegate such responsibility to professional members of the investment staff who are qualified to analyze and act upon such issues in the absence of the PM. The PM is responsible for ensuring that the staff thoroughly understands the issues of company corporate action requests. The PM will consult with the investment and operations staff to ensure that the policy is maintained and responses are made promptly.

III. Review & Analysis

The PM will review, analyze, and take appropriate action. In order to ensure against erroneous responses, the PM will consider the relevant terms and information contained in the documentation received from custodians. Efforts will be made to confirm all the relevant terms and information received from the custodian and any additional, underlying documentation.

IV. Identification of Affected Portfolios and Custodians

TLC utilizes Schwab’s Portfolio Center for portfolio accounting. Upon receipt of a corporate action, a security cross-reference report will be generated firm-wide to ensure that all portfolios and custodians impacted by the corporate action request are included. The security cross reference report will remain in the files with the corporate action request once the request is returned to the custodian(s).

V. Secondary Review of Completed Responses

Upon review and completion of a corporate action request, the investment staff will review the completed form to ensure its accuracy. The completed corporate action request will be returned to the operations staff to be delivered via facsimile or email transmission to each custodian. All corporate actions must be completed within strict deadlines established by the requesting corporation or the custodian. The processing period at TLC will be relatively short, as the request will be considered as it is received. TLC will coordinate the portfolio management team, trading staff and operations department to ensure accurate documentation and processing.

VI. Documentation

A separate file for corporate actions will be maintained. These files will contain the date the corporate action was received, the date the corporate action was considered, and the response to the various custodians. The security cross-reference list will be attached to the corporate action confirming the accounts in which the asset or assets are held and the respective custodian(s).

APPENDIX F

Scout Investment Advisors, Inc. (“SIA”)

Proxy Voting Policies and Procedures

SIA has adopted policies and implemented procedures in accordance with Rule 206(4)-6 of the Advisers Act that are reasonably designed to ensure that it votes client securities in the best interests of its clients. Clients may request information regarding how SIA voted the respective client’s securities by making request with the SIA Chief Compliance Officer through contact information as specified in Form ADV. Upon request, the CCO will also provide a copy of the policies and procedures in effect.

Policies and underlying procedures:

—	Vest authority for implementation and monitoring of proxy voting standards with the SIA President. The Compliance Officer will periodically assess compliance with the policy.
—

Voting guidelines call for voting of all decisions that have any effect on the value of the security so as to maximize and/or protect the value of the security, looking at both short-term and long-term consequences.

—

Conflicts of interest are avoided by consistently following guidelines established. If guidelines are not sufficiently specific to determine how the vote shall be cast, the proxy will be voted by a third party, independent of SIA if a conflict is inherent.

Proxy voting guidelines include:

Operational Items

a.	Generally vote for routine items such as minor amendments to bylaws, change of company name, or changing the location of the annual meeting.
b.	Generally vote to ratify auditors unless the auditor has a conflict of interest, has misrepresented the company’s financial information, or the company pays the auditor excessive non-audit fees.
c.	Vote against proposals to approve other business.

Board of Directors

a.	Vote against directors who have large time commitments to multiple other companies as directors or executives.
b.	Withhold from directors when there is an apparent conflict of interest such as an inside director sitting on the compensation committee.
c.	Vote case-by-case on proposed age or term limits for directors in the best interests of shareholders.
d.	Vote for proposals to fix the size of the board of directors.
e.	Generally vote in favor of cumulative voting.
f.	Generally vote against officer indemnification and liability protection.
g.	Vote case-by-case on proposals to require the Chairman to be independent in the best interests of shareholders.
h.	Generally vote for proposals requiring that directors be elected by a majority of votes cast.
i.	Generally vote against shareholder proposals requiring minimum ownership levels for directors.

Proxy Contests

a.	Vote on contested directors on a case-by-case basis considering the prospects of the company under each scenario.
b.	Vote in favor of confidential voting.

Anti-takeover Defenses and Voting Related Issues

a.	Vote for proposals requiring poison pills to be put to a shareholder vote.
b.	Vote against management proposals on poison pill ratification.
c.	Vote against proposals limiting shareholder ability to call special meetings.
d.	Vote against proposals to require a supermajority shareholder vote.

F-1

Mergers and Corporate Restructurings

a.	Vote case-by-case considering the best interests of the shareholders.

State of Incorporation

a.	Vote for proposals to opt out of control share acquisition statutes, control share cash-out statutes, state disgorgement provisions and freeze-out provisions.
b.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments.
c.	A change in state of incorporation will generally be opposed if the change would adversely affect shareholders’ rights to participate in the corporate decision-making process.
d.	Vote against proposals asking the board to consider non-shareholder constituencies when evaluating mergers or business combinations.

Capital Structure

a.	Vote case-by-case on proposals to increase the authorization of common stock considering the rationale of the proposal and the company’s history of using current shares.
b.	Vote against proposals to create a new class of stock with superior voting rights.
c.	Vote against proposals to increase the authorized shares of a superior voting class.
d.	Vote against issuing stock for non-shareholder approved shareholder rights plans (i.e. poison pill).
e.	Vote for reverse stock splits.
f.	Vote to approve share repurchase plans.
g.	Vote for stock splits and share dividends.

Executive and Director Compensation

a.	Equity compensation plans will generally be supported unless they do not serve the best interests of all shareholders.
b.	Vote against retirement plans for non-employee directors.
c.	Vote to implement ESOPs and 401(k) plans.
d.	Vote for shareholder proposals seeking additional disclosure of executive and director pay information.
e.	Vote against shareholder proposals to set absolute levels of compensation.
f.	Vote shareholder proposals regarding the use of performance based awards in the best interests of all shareholders.
g.	Vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification.
h.

Vote against poison pill, golden parachute, and any such form of management perk based on the assumption that management’s value to the company is reflected in their compensation and normal employee benefit programs.

Corporate Responsibility

a.

The policy of maximizing economic value does not require opposition to actions that are generally accepted as part of good corporate citizenship. In particular, reasonable charitable giving need not be opposed.

b.	Special interest group proposals will generally be voted against if they have no financial benefit to shareholders.
c.	We will generally vote against any type of outside restrictions on corporate governance such as McBride, Valdez, or Sullivan principals.

Mutual Fund Proxies

a.	Vote case-by-case on proposals to convert closed-end fund to open-end funds considering performance, capacity, etc.
b.	Vote for the establishment of new classes or series of shares.
c.	Vote against changing fundamental investment objective to non-fundamental.
d.	Vote case-by-case on proposals to change a fundamental restriction, taking into consideration the funds target investments, the projected impact of the change, and the reasons given for the change.
e.	Vote case-by-case on merger proposals, considering the resulting fee structure, the performance of both funds, and the continuity of management.

F-2